As filed with the Securities and Exchange Commission on October 13, 2004
                                                  FILE NOS. 033-82366, 811-08690
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]

         Pre-Effective Amendment No.    ___                          [_]


         Post-Effective Amendment No.   29                           [X]
                                        ---


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]


         Amendment No.  31                                           [X]
                        --
                               THE DLB FUND GROUP
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               One Memorial Drive
                               Cambridge, MA 02142
                    (Address of principal executive offices)
                  Registrant's telephone number: (617) 225-3800
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                 With a copy to:
   John E. Deitelbaum, Counsel                          Brian D. McCabe, Esq.
   Babson Capital Management LLC                        Ropes & Gray LLP
   One Memorial Drive                                   One International Place
   Cambridge, MA  02142                                 Boston, MA  02110
--------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:

/X/  Immediately upon filing pursuant to paragraph (b)
/ /  On ____, pursuant to paragraph (b)
/ /  60 days after filing, pursuant to paragraph (a)(1)
/ /  On ____, pursuant to paragraph (a) (1)
/ /  75 days after filing, pursuant to paragraph (a) (2)
/ / On ____, pursuant to paragraph (a) (2) of Rule 485. If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This post-effective amendment relates only to the Class S, Y, L, A and N shares of the DLB Enhanced Index Value Fund II series of the Registrant. No disclosure relating to any other series or class of the Registrant is amended or superseded hereby.

================================================================================

                               THE DLB FUND GROUP


This Prospectus describes the following Fund:



                                                   SUB-ADVISED BY:
DLB Enhanced Index Value Fund II                   Babson Capital Management LLC
                                                  (formerly, David L. Babson &
                                                   Company Inc.)




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY STATEMENT TO THE CONTRARY IS A CRIME.





                                   PROSPECTUS
                                October 13, 2004

TABLE OF CONTENTS                                                          PAGE
-----------------                                                          ----

SUMMARY INFORMATION                                                          3

ABOUT THE FUND

             DLB Enhanced Index Value Fund II                                4

ABOUT THE INVESTMENT ADVISER AND SUB-ADVISER                                 8

             Massachusetts Mutual Life Insurance Company                     8

             Babson Capital Management LLC                                   8

ABOUT THE CLASSES OF SHARES - MULTIPLE CLASS INFORMATION                     9

             Class S Shares                                                  9

             Class Y Shares                                                  9

             Class L Shares                                                 10

             Class A Shares                                                 10

             Class N Shares                                                 10

             Compensation to Intermediaries                                 11

INVESTING IN THE FUND                                                       12

             Buying, Redeeming and Exchanging Shares                        12

             Initial Sales Charges                                          12

             Contingent Deferred Sales Charges                              13

             Determining Net Asset Value                                    15

             How to Invest                                                  15

             Taxation and Distributions                                     15

FINANCIAL HIGHLIGHTS                                                        17

ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS                      18

SUMMARY INFORMATION


The summary pages that follow describe the DLB Enhanced Index Value Fund II's:

o    Investment objectives.

o Principal Investment Strategies and Risks. A "Summary of Principal Risks" of investing in the DLB Enhanced Index Value Fund II (the "Fund") begins on page 7.

o    Fees and Expenses.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. There is no assurance that the Fund's investment objective will be achieved, and you can lose money by investing in the Fund.

IMPORTANT NOTE ABOUT PERFORMANCE INFORMATION

Performance information provided is based on a composite of all portfolios managed by Babson Capital Management LLC ("Babson"), the Fund's sub-adviser, with investment objectives, policies and investment strategies substantially similar to those of the Fund and without material client-imposed restrictions, and is provided solely to illustrate Babson's performance in managing such a portfolio. The performance provided does not show the Fund's performance. Some of these portfolios are mutual funds (or portions thereof) registered with the SEC and some are private accounts. The performance provided reflects Babson's composite performance, adjusted for estimated expenses of each class of the Fund. The investment returns assume the reinvestment of dividends and capital gains distributions. The performance provided does not reflect fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the investment restrictions to which the Fund will be subject, including restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, each as amended. No assurance can be given that the Fund's performance would not have been lower had it been in operation during the periods for which composite portfolio performance is provided. The Fund's performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of Babson is not indicative of future rates of return and is no indication of future performance of the Fund.

IMPORTANT NOTE ABOUT FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the class of shares that you purchase. The fee table shown on the following pages under "Expense Information" is meant to assist you in understanding these fees and expenses and describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fee table shows, in addition to any shareholder fees, the Fund's Annual Fund Operating Expenses. Annual Fund Operating Expenses refer to the costs of operating the Fund. These costs are deducted from the Fund's assets, which means you pay them indirectly.

NOTE REGARDING NAME CHANGES

It is expected that, on or about October 31, 2004, The DLB Fund Group will change its name from "The DLB Fund Group" to "MassMutual Premier Funds" and the Fund will change its name from the "DLB Enhanced Index Value Fund II" to "MassMutual Premier Index Value Fund II."

DLB ENHANCED INDEX VALUE FUND II

                              INVESTMENT OBJECTIVE

This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000 Value Index, while maintaining risk characteristics similar to those of the benchmark.

                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS

The Fund normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies included in the Fund's benchmark index. BABSON CAPITAL MANAGEMENT LLC ("Babson") believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.

Babson uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that Babson believes will outperform or underperform the index. Babson identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by Babson in constructing the Fund's portfolio. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

Benchmark Index: The Fund's benchmark index is the Russell 1000(R) Value Index, which is an unmanaged index that contains those stocks with a greater than average value orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values than securities in the growth universe.

The value of your investment in the Fund changes with the values of the investments in the Fund's portfolio. Many things can affect those values. Factors that may have an important or significant effect on the Fund's portfolio as a whole are called "Principal Risks." The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivatives Risk, Value Company Risk, Leveraging Risk, Equity Securities Risk and Portfolio Turnover Risk. These Principal Risks are summarized in this section. The Fund could be subject to additional risks. Although the Fund strives to reach its stated goals, it cannot offer guaranteed results. You have the potential to make money in this Fund, but you can also lose money.

O MARKET RISK. The Fund is subject to market risk. Market risk arises since stock prices can fall for any number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security's issuer, changing interest rates and real or perceived economic and competitive industry conditions.

     The Fund maintains substantial exposure to equities and does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or even extended periods subjects this Fund to unpredictable declines in the value of its shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.

o CREDIT RISK. The Fund is subject to credit risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract or SECURITIES LOAN, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. There are varying degrees of credit risk, which are often reflected in credit ratings. The Fund may invest in foreign debt securities and, accordingly, is also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their commitments, and because a number of foreign governments and other issuers are already in default.

o MANAGEMENT RISK. The Fund is subject to management risk because the Fund is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives. Babson manages the Fund according to the traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Babson applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result.

o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these ILLIQUID SECURITIES at the best prices. Investments in DERIVATIVES, FOREIGN SECURITIES and securities having small market capitalization, substantial market and/or credit risk, and unregistered or registered securities tend to involve greater liquidity risk. Accordingly, the Fund may be subject to liquidity risk.

o DERIVATIVES RISK. The Fund may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Fund may sometimes use derivatives as part of a strategy designed to reduce other risks, and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, the Fund's use of derivatives may affect the timing and amount of taxes payable by shareholders.

o VALUE COMPANY RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

o LEVERAGING RISK. When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. The Fund may take on leveraging risk by investing collateral from SECURITIES LOANS, by using DERIVATIVES and by borrowing money to repurchase shares or to meet redemption requests.

o EQUITY SECURITIES RISK. Equity securities are securities that represent an ownership interest (or the right to acquire an ownership interest) in a company. Although these types of securities offer greater potential for long-term growth, they are more volatile and more risky than some other forms of investment. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities market generally, an entire industry or sector or a particular company. Therefore, the value of your investment in the Fund may decrease.

o PORTFOLIO TURNOVER RISK. Changes are made in the Fund's portfolio whenever Babson believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, the Fund's portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in higher capital gains taxes. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

TERMS APPEARING IN BOLD TYPE ARE DISCUSSED IN GREATER DETAIL UNDER "ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS." THOSE SECTIONS ALSO INCLUDE MORE INFORMATION ABOUT THE FUND, ITS INVESTMENTS AND THE RELATED RISKS.

                               ANNUAL PERFORMANCE

SEC rules do not require performance charts and tables for the Fund because it has been in operation for less than a full calendar year.

                               EXPENSE INFORMATION

                                                                              CLASS S    CLASS Y    CLASS L    CLASS A    CLASS N
                                                                              -------    -------    -------    -------    -------
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         Maximum Sales Charge (Load) on purchases (as a % of offering price)   None       None       None       5.75%      None
         Maximum Deferred Sales Charge (Load) (as a % of the lower of the
           original offering price or redemption proceeds)                     None       None       None      None(1)    1.00% (2)


     (1) A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of
         $1 million or more.

     (2) Applies to shares redeemed within 18 months of purchase.

                                                                              CLASS S    CLASS Y    CLASS L    CLASS A    CLASS N
                                                                              -------    -------    -------    -------    -------
     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
     FROM FUND ASSETS) (% OF AVERAGE NET ASSETS)
         Management Fees                                                       .50%       .50%       .50%       .50%       .50%
         Distribution and Service (Rule 12b-1) Fees                            None       None       None       .25%       .50%
         Other Expenses(1)                                                     .09%       .19%       .34%       .34%       .40%
     TOTAL ANNUAL FUND OPERATING EXPENSES                                      .59%       .69%       .84%      1.09%      1.40%
         Expense Reimbursement                                                (.00%)     (.00%)     (.00%)     (.00%)     (.00%)
         Net Fund Expenses(2)(3)                                               .59%       .69%       .84%      1.09%      1.40%

     (1) "Other Expenses" are based on estimated amounts for the first fiscal year of the Fund.

     (2) Massachusetts Mutual Life Insurance Company ("MassMutual") has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expense) through March 1, 2006, to the extent that Net Fund Expenses would otherwise exceed the percentage noted in this table. The agreement cannot be terminated unilaterally by MassMutual.

     (3) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate.
         None of these charges are deducted from Fund assets.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the examples include the initial sales charge. The examples also assume that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                       1 YEAR           3 YEARS

         Class S                                        $ 60              $189
         Class Y                                        $ 71              $221
         Class L                                        $ 86              $268
         Class A                                        $680              $902
         Class N                                        $246              $443

Except for Class N shares, the figures shown above would be the same whether you sold your shares at the end of a period or kept them. For Class N shares, you would pay the following expenses if you did not redeem your shares:

                                                       1 YEAR           3 YEARS

         Class N                                        $143              $443


                        BABSON PRIOR PERFORMANCE FOR ALL
                                SIMILAR ACCOUNTS*

The bar chart illustrates the variability of returns achieved by Babson for a composite of all portfolios with investment objectives, policies and investment strategies similar to that of the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of future performance on the Fund.

                            [BAR CHART APPEARS HERE]


                           -5.45     -13.62     28.60
                           --------------------------
                            2001      2002      2003

During the periods shown above, the highest quarterly return was 16.48% for the quarter ended June 30, 2003 and the lowest was -18.12% for the quarter ended September 30, 2002. Year-to-date performance through September 30, 2004 was 5.76%. Year-to-date performance information does not reflect the impact of sales charges. If it did, performance would be less than that shown.


                              BABSON AVERAGE ANNUAL
                     TOTAL RETURNS FOR ALL SIMILAR ACCOUNTS*

                    (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table compares Babson's investment results for accounts with investment objectives, policies and investment strategies similar to that of the Fund to an index measuring the broad market over different time periods.

                                                                        SINCE
                                          ONE           THREE         INCEPTION
                                          YEAR          YEARS         (6/1/00)
     Babson Composite
         Class S*                        28.60%         1.65%           3.39%
         Class Y*                        28.60%         1.65%           3.39%
         Class L*                        28.42%         1.51%           3.24%
         Class A*                        20.73%        (0.73)%          1.29%
         Class N*                        26.42%         0.93%           2.66%
     Russell 1000(R)Value Index^         30.03%         1.22%           2.85%


* PERFORMANCE SHOWN IS THE COMPOSITE OF ALL PORTFOLIOS MANAGED BY BABSON WITH INVESTMENT OBJECTIVES, POLICIES AND INVESTMENT STRATEGIES SUBSTANTIALLY SIMILAR TO THOSE OF THE FUND AND WITHOUT MATERIAL CLIENT-IMPOSED RESTRICTIONS, ADJUSTED FOR CLASS L, CLASS A AND CLASS N TO REFLECT THE CLASS L, CLASS A AND CLASS N FEES AND EXPENSES LISTED IN THE FEE TABLE ABOVE, INCLUDING SALES LOADS, RESPECTIVELY. SOME OF THE PORTFOLIOS ARE MUTUAL FUNDS (OR PORTIONS THEREOF) REGISTERED WITH THE SEC AND SOME ARE PRIVATE ACCOUNTS. THE INVESTMENT RETURNS ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE COMPOSITE PERFORMANCE IS PROVIDED SOLELY TO ILLUSTRATE BABSON'S PERFORMANCE IN MANAGING SUCH A PORTFOLIO AND DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE DLB ENHANCED INDEX VALUE FUND II AND SHOULD NOT BE INTERPRETED AS BEING INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND. PERFORMANCE SHOWN DOES NOT REFLECT FEES THAT MAY BE PAID BY INVESTORS FOR ADMINISTRATIVE SERVICES OR GROUP ANNUITY CONTRACT CHARGES. THE COMPOSITE OF PORTFOLIOS WAS NOT SUBJECT TO ALL OF THE INVESTMENT RESTRICTIONS TO WHICH THE FUND WILL BE SUBJECT, INCLUDING RESTRICTIONS IMPOSED BY THE INVESTMENT COMPANY ACT OF 1940 AND THE INTERNAL REVENUE CODE OF 1986, EACH AS AMENDED, AND NO ASSURANCE CAN BE GIVEN THAT THE FUND'S PERFORMANCE WOULD NOT HAVE BEEN LOWER HAD IT BEEN IN OPERATION DURING THE PERIODS FOR WHICH COMPOSITE PORTFOLIO PERFORMANCE INFORMATION IS SHOWN. THE FUND'S PERFORMANCE MAY HAVE DIFFERED DUE TO FACTORS SUCH AS DIFFERENCES IN CASH FLOWS INTO AND OUT OF THE FUND, DIFFERENCES IN FEES AND EXPENSES, AND DIFFERENCES IN PORTFOLIO SIZE AND INVESTMENTS. PRIOR PERFORMANCE OF BABSON IS NOT INDICATIVE OF FUTURE RATES OF RETURN AND IS NO INDICATION OF FUTURE PERFORMANCE OF THE FUND.

^THE RUSSELL 1000(R) VALUE INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF STOCKS WITH A GREATER THAN AVERAGE VALUE ORIENTATION AMONG THE STOCKS OF THE LARGEST 1000 U.S. COMPANIES BASED ON CAPITALIZATION. THE INDEX DOES NOT INCUR EXPENSES AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS.

ABOUT THE INVESTMENT ADVISER AND SUB-ADVISER

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY ("MASSMUTUAL"), located at 1295 State Street, Springfield, Massachusetts 01111, is the Fund's investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2003, MassMutual, together with its subsidiaries, had assets in excess of $96 billion and assets under management in excess of $285 billion.

MassMutual contracts with Babson to help manage the Fund. MassMutual will be paid an investment management fee of .50% of the Fund's average daily net assets.

The Fund also pays MassMutual an administrative and shareholder service fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fees for each share class of the Fund are .0585% for Class S shares, .1585% for Class Y shares, .3085% for Class L and Class A shares and ..3685% for Class N shares.

BABSON CAPITAL MANAGEMENT LLC ("Babson"), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 1500 Main Street, Springfield, Massachusetts 01115 and at One Memorial Drive, Cambridge, Massachusetts 02142, manages the investments of the Fund. Babson has provided investment advice to individual and institutional investors for more than 60 years and had assets under management as of January 31, 2004 of more than $82 billion.

     CHRIS C. CAO_______________________________________________________________
     shares primary responsibility for managing the Fund with Michael Farrell. Mr. Cao, a Chartered Financial Analyst, has over 5 years of investment experience. Mr. Cao joined Babson in 2001. Prior to that time, Mr. Cao had worked for Aeltus Investment Management and more recently at INVESCO. Mr. Cao and Mr. Farrell are assisted by a team of Babson professionals.

     MICHAEL FARRELL____________________________________________________________
     shares primary responsibility for managing the Fund with Mr. Cao. Mr. Farrell, a Managing Director of Babson, has 16 years of investment experience. Mr. Farrell joined Babson in January, 2000. Prior to that time, Mr. Farrell had worked for Aeltus Investment Management since 1992.

ABOUT THE CLASSES OF SHARES - MULTIPLE CLASS INFORMATION

The Fund offers five Classes of shares: Class S, Class Y, Class L, Class A and Class N. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge distribution and service (Rule 12b-1) fees.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of the Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a 12b-1 Plan will bear the expense of the payments that would be made pursuant to that 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of the Fund's shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts. Each Class of shares of the Fund may also be purchased by the following Eligible Purchasers:

CLASS S SHARES

ELIGIBLE PURCHASERS. Class S shares may be purchased by:

o Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the "Code"), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;

o    Certain non-qualified deferred compensation plans;

o    Registered mutual funds and collective trust funds; and

o Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class S shares.

SHAREHOLDER AND DISTRIBUTION FEES. Class S shares of the Fund are purchased directly from The DLB Fund Group (the "Trust") without a front-end sales charge. Therefore, 100% of your money is invested in the Fund. Class S shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

CLASS Y SHARES

ELIGIBLE PURCHASERS. Class Y shares may be purchased by:

o    Non-qualified deferred compensation plans;

o    Registered mutual funds and collective trust funds;

o    Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
     Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $5 million; and

o Other institutional investors with assets generally in excess of $5 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Y shares.

SHAREHOLDER AND DISTRIBUTION FEES. The Class Y shares are 100% no load, so you pay no fees (sales loads) when you buy or sell Class Y shares. Therefore, 100% of your money is invested in the Fund. Class Y shares do not have any Rule 12b-1 service or distribution fees.

CLASS L SHARES

ELIGIBLE PURCHASERS. Class L shares may be purchased by:

o    Non-qualified deferred compensation plans;

o    Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
     Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $1 million; and

o Other institutional investors with assets generally in excess of $1 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class L shares. Class L shares are generally sold in connection with the use of an intermediary performing third party administration and/or other shareholder services.

SHAREHOLDER AND DISTRIBUTION FEES. Class L shares of the Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of your money is invested in the Fund. Class L shares do not have deferred sales charges or any Rule 12b-1 service or distribution fees.

CLASS A AND CLASS N SHARES

ELIGIBLE PURCHASERS. Class A and Class N shares may be purchased by:

o    Qualified plans under Code Section 401(a), Code Section 403(b) plans, Code
     Section 457 plans and other retirement plans;

o    Individual retirement accounts described in Code Section 408; and

o Other institutional investors, nonqualified deferred compensation plans and voluntary employees' beneficiary associations described in Code Section 501(c)(9).

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class A or Class N shares. There is no minimum plan or institutional investor size to purchase Class A or Class N shares.

Class A and Class N shares may be offered to present or former officers, directors, trustees and employees (and their spouses, parents, children and siblings) of the Fund, MassMutual and its affiliates and retirement plans established by them for their employees.

DISTRIBUTION AND SERVICE (RULE 12B-1) FEES. Class A shares are sold at net asset value per share plus an initial sales charge. Class N shares are sold at net asset value per share without an initial sales charge. Therefore, for Class N shares, 100% of your money is invested in the Fund. The Fund has adopted Rule 12b-1 Plans for Class A and Class N shares of the Fund.

Under the Class A Plan, the Fund is permitted to pay distribution and service fees at the annual rate of .25%, in the aggregate, of the Fund's average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the Plan for service fees will be paid to MassMutual, through MML Distributors, LLC (the "Distributor"), and compensation under the Plan for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries. MassMutual may pay any Class A 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis.

Under the Class N Plan, the Fund pays the Distributor an annual distribution fee of .25%. The Fund also pays .25% in services fees to MassMutual each year under the Plan. MassMutual will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing personal services to Class N shareholders and/or maintaining Class N shareholder accounts and for related expenses. MassMutual may pay the .25% service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual pays the service fees on a quarterly basis. The Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class N shares and for related expenses.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A and Class N shares and may cost you more than other types of sales charges.

COMPENSATION TO INTERMEDIARIES

The Distributor may directly, or through MassMutual, pay a sales concession of up to 1.00% of the purchase price of Class N, Class A and Class L shares to brokers or other financial intermediaries from its own resources at the time of sale. However, the total amount paid to brokers or other financial intermediaries at the time of sale of Class N and Class A shares, including any advance of 12b-1 service fees by MassMutual, may be only 1.00% of the purchase price. In addition, MassMutual may directly, or through the Distributor, pay up to .25% of the amount invested to intermediaries who provide services on behalf of Class S, Class Y, Class L, Class A or Class N shares. This compensation is paid by MassMutual, not from Fund assets. The payments on account of Class S, Class Y, Class L, Class A or Class N shares will be based on criteria established by MassMutual. In the event that amounts paid by the Fund to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class S, Class Y or Class L shares, the Fund has adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Fund under these plans. Compensation paid by the Fund to brokers or other intermediaries for providing services on account of Class A or Class N shares is described above under "DISTRIBUTION AND SERVICE (RULE 12B-1) FEES.". Where Class S, Class Y, Class L, Class A or Class N shares are sold in connection with nonqualified deferred compensation plans where the employer sponsor has an administrative services agreement with MassMutual or its affiliate, additional compensation may be paid as determined by MassMutual from time to time according to established criteria. As of the date of this Prospectus, aggregate annual compensation in such cases does not exceed .50%. Annual compensation paid on account of Class S, Class Y, Class L, Class A or Class N shares will be paid quarterly, in arrears.

INVESTING IN THE FUND

BUYING, REDEEMING AND EXCHANGING SHARES

The Fund sells its shares at a price equal to its net asset value ("NAV") plus any initial sales charge that applies. The Fund generally determines its NAV at the market close (usually 4:00 p.m. Eastern Time) every day the New York Stock Exchange ("NYSE") is open ("Business Day"). Your purchase order will be priced at the next NAV calculated after the order is received and accepted by the transfer agent, MassMutual or another intermediary. The Fund will suspend selling its shares during any period when the determination of NAV is suspended. The Fund can reject any purchase order and can suspend purchases if it is in its best interest.

The Fund redeems its shares at its next NAV computed after your redemption request is received and accepted by the transfer agent, MassMutual or another intermediary. You will usually receive payment for your shares within 7 days after your redemption request is received and accepted. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Fund can also suspend or postpone payment, when permitted by applicable law and regulations.

Effective November 1, 2004, you can exchange shares of one fund of The DLB Fund Group (each, a "DLB Fund") for the same class of shares of any of the other DLB Funds. An exchange is treated as a sale of shares in one DLB Fund and a purchase of shares in another DLB Fund at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The DLB Funds may limit, restrict or refuse exchanges, if, in the opinion of MassMutual:

o    you have engaged in excessive trading;

o a DLB Fund receives or expects simultaneous orders affecting significant portions of the DLB Fund's assets;

o a pattern of exchanges occurs which coincides with a market timing strategy; or

o the DLB Fund would be unable to invest the funds effectively based on its investment objectives and policies, or if the DLB Fund would be adversely affected.

Excessive trading and/or market timing activity involving the DLB Funds can disrupt the management of a DLB Fund. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual's efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The DLB Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The DLB Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the DLB Funds do not accept orders or price their shares. As a result, the NAV of a DLB Fund's shares may change on days when you will not be able to buy or sell shares.

INITIAL SALES CHARGES

Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

FRONT-END SALES CHARGE (AS A PERCENTAGE OF OFFERING PRICE) / FRONT-END SALES CHARGES (AS A PERCENTAGE OF NET AMOUNT INVESTED) / CONCESSION (AS A PERCENTAGE OF OFFERING PRICE) FOR DIFFERENT PURCHASE AMOUNTS:


                 PRICE
              BREAKPOINTS
     -------------------------------------------------------------------
     Less than                                              5.75%/6.10%/
         $25,000                                               4.75%
     -------------------------------------------------------------------
     $25,000-                                               5.50%/5.82%/
         $49,999                                               4.75%
     -------------------------------------------------------------------
     $50,000-                                               4.75%/4.99%/
         $99,999                                               4.00%
     -------------------------------------------------------------------
     $100,000-                                              3.75%/3.90%/
         $249,999                                              3.00%
     -------------------------------------------------------------------
     $250,000-                                              2.50%/2.56%/
         $499,999                                              2.00%
     -------------------------------------------------------------------
     $500,000-                                              2.00%/2.04%/
         $999,999                                              1.60%
     -------------------------------------------------------------------
     $1,000,000                                              None/None/
         or more                                               1.00%
     -------------------------------------------------------------------

A reduced sales charge may be obtained for Class A shares under the Fund's "Right of Accumulation" because of the economies of sale efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.

To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:

     o Current purchases of Class A shares of more than one DLB Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and
     o Class A shares of DLB Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased DLB Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of any other Class A shares of DLB Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at www.massmutual.com/retire.

CONTINGENT DEFERRED SALES CHARGES

There is no initial sales charge on purchases of Class A shares of the Fund aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

If you redeem any of those shares within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request).

If Class N shares are redeemed within a holding period of 18 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual or another intermediary of your eligibility for the waiver when you place your redemption request). The Class N contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class N shares.

All contingent deferred sales charges will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:

     o the amount of your account value represented by an increase in net asset value over the initial purchase price,

     o shares purchased by the reinvestment of dividends or capital gains distributions, or

     o shares redeemed in the special circumstances described on the following page.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains distributions, and

2.   shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of a DLB Fund for shares of any other DLB Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the DLB Fund whose shares you acquire. Similarly, if you acquire shares of a DLB Fund by exchanging shares of another DLB Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired DLB Fund.


WAIVERS OF CLASS A INITIAL SALES CHARGES

The Class A sales charges will be waived for shares purchased in the following types of transactions:

o    Purchases into insurance company separate investment accounts.

o    Purchases into Retirement Plans or other employee benefit plans.

o    Purchases of Class A shares aggregating $1 million or more.

o Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

o Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

o    Shares sold to MassMutual or its affiliates.

o Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

o    Shares issued in plans of reorganization to which the Fund is a party.

o Shares sold to present or former officers, directors, trustees or employees (and their "immediate families1") of the Fund, MassMutual and its affiliates.

WAIVERS OF CLASS A AND CLASS N CONTINGENT DEFERRED SALES CHARGES

The Class A and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class A and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:

o    Redemptions from insurance company separate investment accounts.

o    Redemptions from Retirement Plans or other employee benefit plans.

o Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

o Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

o Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

o Redemptions of Class A and Class N shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

o In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A and Class N shares sold or issued in the following cases:

o    Shares sold to MassMutual or its affiliates.

o Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

o    Shares issued in plans of reorganization to which the Fund is a party.

o Shares sold to present or former officers, directors, trustees or employees (and their "immediate families1") of the Fund, MassMutual and its affiliates.

DETERMINING NET ASSET VALUE

The Trust calculates the Net Asset Value ("NAV") of each class of shares of the Fund separately. The NAV for shares of a class of the Fund is determined by adding the current value of all of the Fund's assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the resulting number by the total outstanding shares of the class. The Fund's assets are valued based on the market value of the Fund's total portfolio. The Fund's valuation methods are described in the Statement of Additional Information.

HOW TO INVEST

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in "good form" as described in your agreement.

TAXATION AND DISTRIBUTIONS

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, if the Fund fails to distribute at least 98% of such income and gain in the one year period ending October 31 (or later if the Fund is permitted to elect and so elects) year in which earned it will be subject to a 4% excise tax on the undistributed amount. Many investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from the Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of the Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of the Fund.

Investors that do not receive preferential tax treatment are subject to Federal income taxes on distributions received in respect of their shares. Distributions of the Fund's ordinary income and short-term capital gains (i.e. gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends

-------------
1 THE TERM "IMMEDIATE FAMILY" REFERS TO ONE'S SPOUSE, CHILDREN, GRANDCHILDREN, GRANDPARENTS, PARENTS, PARENTS-IN-LAW, BROTHERS AND SISTERS, SONS- AND DAUGHTERS-IN-LAW, A SIBLING'S SPOUSE, A SPOUSE'S SIBLINGS, AUNTS, UNCLES, NIECES AND NEPHEWS; RELATIVES BY VIRTUE OF A REMARRIAGE (STEP-CHILDREN, STEP-PARENTS, ETC.) ARE INCLUDED.

may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The nature of the Fund's distributions will be affected by its investment strategies. If the Fund's investment return consists largely of interest, dividends and capital gains from short-term holdings it will distribute largely ordinary income. If the Fund's return comes largely from the sale of long-term holdings it will distribute largely capital gain dividends. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning on or before December 31, 2008. DISTRIBUTIONS ARE TAXABLE TO A SHAREHOLDER EVEN THOUGH THEY ARE PAID FROM INCOME OR GAINS EARNED BY THE FUND PRIOR TO THE SHAREHOLDER'S INVESTMENT AND THUS WERE INCLUDED IN THE NAV PAID BY THE SHAREHOLDER.

The Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). The Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. The Fund also intends to distribute realized net short-term capital gains and net long-term capital gains at least annually. Fund distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the Fund at the Fund's net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from the exchange or redemption of an investor's shares in the Fund will generally be subject to tax. A loss incurred with respect to shares of the Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends with respect to such shares.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

FINANCIAL HIGHLIGHTS

Because the Portfolio was not in existence on October 31, 2003, it has no financial highlights for the period ended on that date.

                         ADDITIONAL INVESTMENT POLICIES

                             AND RISK CONSIDERATIONS

The Fund may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which the Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund's holding period. A reverse repurchase agreement is a contract pursuant to which the Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements, reverse repurchase agreements and related risks.

SECURITIES LENDING

The Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. This 33% limitation is pursuant to applicable SEC guidelines; this limitation may be increased up to 100% pursuant to the Fund's fundamental investment restrictions should the SEC revise its guidelines. More information regarding the Fund's fundamental investment restrictions can be found in the Fund's Statement of Additional Information. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Fund's custodian to be in good standing.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by the Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by the Fund will be reinvested by the Fund's securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by the Fund are for the account and risk of the Fund.

HEDGING INSTRUMENTS AND DERIVATIVES

The Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as "hedging instruments" or "derivatives"), as more fully discussed in the Statement of Additional Information.

The portfolio managers may normally use derivatives:

o to protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

o    to protect the Fund's unrealized gains or limit its unrealized losses; and

o    to manage the Fund's exposure to changing securities prices.

Portfolio managers may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in the Fund's portfolio.

(1) Forward Contracts - The Fund may purchase or sell securities on a "when issued" or delayed delivery basis or may purchase or sell securities on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While the Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or Babson deems it appropriate to do so.

(2) Currency Transactions - The Fund may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value. The Fund may invest in foreign securities that are not denominated in U.S. dollars only if the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit the Fund's use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by the Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

o the risk that interest rates and securities prices will not move in the direction anticipated;

o the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

o    Babson may not have the skills needed to manage these strategies.

Therefore, there is no assurance that hedging instruments and derivatives will assist the Fund in achieving its investment objective. As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

OPTIONS AND FUTURES CONTRACTS

The Fund may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase the Fund's portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs. The aggregate value of the securities underlying the options written by the Fund may not exceed 25% of the Fund's total assets.

The Fund may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Fund may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. In addition, the Fund may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Fund may also enter into futures contracts, including foreign currency futures contracts. These transactions are hedging strategies. They are designed to protect the Fund's current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income; and as a cash management tool. The Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if Babson is incorrect in anticipating the direction of exchange rates or the securities markets.

The Fund may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by the Fund for hedging purposes, there are risks. For example, Babson may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When the Fund enters into these transactions to increase portfolio value (I.E., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. OPTIONS AND FUTURES CONTRACTS strategies and risks are described more fully in the Statement of Additional Information.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. This policy does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by MassMutual or Babson pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, the Fund's holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

FOREIGN SECURITIES

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. The Fund's ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

TRADING

Babson may use trading as a means of managing the portfolios of the Fund in seeking to achieve their investment objectives. Transactions will occur when Babson believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on Babson's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, the Fund's income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in the Fund can result in additional brokerage commissions to be paid by the Fund and can reduce the Fund's return. It may also result in higher short-term capital gains that are taxable to shareholders.

CASH POSITIONS/TEMPORARY DEFENSIVE POSITIONS

The Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund's investment policies. In certain market conditions, Babson may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause the Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, the Fund will comply with its 80% investment requirement. However, the Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

INDUSTRY CONCENTRATION

The Fund will not acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the exception that there is no limitation for U.S. Government Securities.

MORTGAGE-BACKED SECURITIES AND CMOS

The Fund may invest in mortgage-backed securities and collateralized mortgage obligations ("CMOs"). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Fund) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury

(E.G., direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (E.G., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (E.G., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of the Fund's shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

ASSET-BACKED SECURITIES

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

DOLLAR ROLL TRANSACTIONS

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the Fund may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

CERTAIN DEBT SECURITIES

While the Fund may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (E.G., Baa3 by Moody's Investors Service, Inc.) or, if unrated, are judged by Babson to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

WHEN ISSUED SECURITIES

The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. The Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Fund does not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

CHANGES TO INVESTMENT OBJECTIVES

Except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of the Fund without shareholder approval. Any such changes may result in the Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. The Fund will notify you of any changes in its investment objectives of policies through a revised prospectus or other written communication.

NET ASSETS

For purposes of clarifying the term as used in this Prospectus, "Net Assets" includes any borrowings for investment purposes.

                               THE DLB FUND GROUP
                               One Memorial Drive
                         Cambridge, Massachusetts 02142

LEARNING MORE ABOUT THE FUND

You can learn more about the Fund by reading the Fund's ANNUAL AND SEMIANNUAL REPORTS when they become available and the STATEMENT OF ADDITIONAL INFORMATION
(SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the Report and a listing of the Fund's portfolio securities as of the end of such period. The SAI provides additional information about the Fund and will provide you with more detail regarding the organization and operation of the Fund, including its investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

HOW TO OBTAIN INFORMATION

FROM THE DLB FUND GROUP: You may request information about the Fund (including the SAI or certain information regarding the portfolio holdings of the Fund) or make shareholder inquiries by calling 1-888-309-3539 or by writing The DLB Fund Group c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, ATTENTION: RETIREMENT SERVICES MARKETING. FROM THE SEC: You may review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC's public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC's EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the FUND'S SEC FILE NUMBER: 811-08690.

                               THE DLB FUND GROUP
                               ONE MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02142

                       STATEMENT OF ADDITIONAL INFORMATION


         THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE DLB FUND GROUP (THE "TRUST") DATED OCTOBER 13, 2004, AS AMENDED FROM TIME TO TIME (THE "PROSPECTUS"). TO OBTAIN A PROSPECTUS, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

         This SAI relates to the following Fund:

         o DLB Enhanced Index Value Fund II

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the "Distributor"). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated October 13, 2004

                                TABLE OF CONTENTS

                                                                           PAGE

GENERAL INFORMATION                                                        B-3
ADDITIONAL INVESTMENT POLICIES                                             B-3
INVESTMENT RESTRICTIONS OF THE FUND                                        B-18
MANAGEMENT OF THE TRUST                                                    B-20
INVESTMENT ADVISER AND SUB-ADVISER                                         B-23
ADMINISTRATOR AND SUB-ADMINISTRATOR                                        B-24
THE DISTRIBUTOR                                                            B-25
CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS                         B-25
CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT                    B-26
CODES OF ETHICS                                                            B-26
PORTFOLIO TRANSACTIONS AND BROKERAGE                                       B-26
SHAREHOLDER INVESTMENT ACCOUNT                                             B-27
DESCRIPTION OF SHARES                                                      B-27
REDEMPTION OF SHARES                                                       B-28
VALUATION OF PORTFOLIO SECURITIES                                          B-28
TAXATION                                                                   B-29
EXPERTS                                                                    B-31
GLOSSARY                                                                   B-31
APPENDIX A--DESCRIPTION OF SECURITIES RATINGS                              B-32
APPENDIX B--PROXY VOTING POLICIES                                          B-34

                               GENERAL INFORMATION

         The DLB Fund Group (the "Trust") is a professionally managed, open-end investment company. This SAI describes DLB Enhanced Index Value Fund II (the "Fund"), a separate series of the Trust. Currently, the Trustees have authorized a total of sixteen separate series. Additional series may be created by the Trustees from time-to-time.

         The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended from time to time (the "Declaration of Trust"). The investment adviser for the Fund is Massachusetts Mutual Life Insurance Company ("MassMutual" or the "Adviser"). The investment sub-adviser for the Fund is Babson Capital Management LLC (formerly, David L. Babson & Company Inc.) ("Babson"), located at One Memorial Drive, Cambridge, Massachusetts 02142 and 1500 Main Street, Springfield, Massachusetts 01115.

         It is expected that, on or about October 31, 2004, the Trust will change its name from "The DLB Fund Group" to "MassMutual Premier Funds" and the Fund will change its name from the "DLB Enhanced Index Value Fund II" to "MassMutal Premier Enhanced Index Value Fund II."

                         ADDITIONAL INVESTMENT POLICIES

         The Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of the Fund may not be changed without the vote of a majority of the Fund's outstanding shares (which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information and in the Prospectus, means the lesser of (l) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund). The Board of Trustees of the Trust may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

         The following discussion elaborates on the presentation of the Fund's investment policies contained in the Prospectus. Investment policies and restrictions described below are non-fundamental, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the Fund may invest, reference should be made to the Appendix.

INFLATION-INDEXED BONDS

         Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward (but not below the original principal value in the case of U.S. Treasury inflation-indexed bonds), and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

         Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

FIXED INCOME SECURITIES

         Certain of the debt securities in which the Fund may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If the Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

         Although the Fund may invest in investment grade securities, it may also invest in debt securities that are rated below investment grade or, if unrated, are considered by the Adviser or Babson to be of comparable quality. Lower-grade debt securities, which also are known as "junk bonds", may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade securities. Securities that are (or have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund's share prices and the income it earns.

         As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in the Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that the Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Fund would probably be unable to replace them with securities having as great a yield.

         Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

COMMON AND PREFERRED STOCKS

         Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

WARRANTS AND RIGHTS

         A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be relatively volatile investments. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

REAL ESTATE INVESTMENT TRUSTS

         Real estate investment trusts ("REITs") that may be purchased by the Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

         Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT's management.

         The Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), and/or to maintain exempt status under the 1940 Act. If the Fund invests in REITs, investors would bear not only a proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs.

CONVERTIBLE SECURITIES

         The Fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         In a repurchase agreement transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank, or a broker-dealer which has been designated a primary dealer in government securities and which must meet the credit requirements, if any, set by the Trust's Board of Trustees from time to time) for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these agreements run from day to day, and delivery pursuant to the resale agreement typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the 1940 Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the loan. Additionally, the Adviser or Babson will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller's bankruptcy estate.

         A reverse repurchase agreement is a contract pursuant to which the Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. If the Fund engages in reverse repurchase agreements, it will maintain a segregated account with its custodian containing cash or liquid securities, having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements.

DOLLAR ROLL TRANSACTIONS

         To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the Fund may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a Government National Mortgage Association ("GNMA") Certificate or other mortgage-backed securities to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive the interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund. The Fund is compensated for agreeing to repurchase the security by the difference between the current sales price and the price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may be renewed over a period of several months with a different repurchaser or repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the Fund may enter into a dollar roll transaction involving a security not then in the Fund's portfolio.

         The Fund will segregate cash or other liquid securities in an amount sufficient to meet its obligations under dollar roll transactions or otherwise cover its obligations as permitted by applicable law. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. For example, if the counterparty were to become insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the market value of the securities sold by the Fund may decline below the repurchase price of those securities to be purchased.

CASH AND SHORT-TERM DEBT SECURITIES

         MONEY MARKET INSTRUMENTS GENERALLY. The Fund may invest in money market securities. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. Some money market securities in which the Fund may invest are described below.

         BANK OBLIGATIONS. The Fund may invest in bank obligations, including certificates of deposit, time deposits, banker's acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

         Certificates of deposit ("CD's") are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

         The Fund may invest in certificates of deposit and bankers' acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

         CASH, SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. The Fund may hold cash or cash equivalents or invest in high quality money market instruments on an ongoing basis, among other reasons, to provide for expenses, to provide liquidity when there is an unexpected level of shareholder purchases or redemptions and so that an orderly investment program may be carried out in accordance with the Fund's investment policies. In addition, in adverse market conditions, the Fund may also invest in these short term instruments for temporary, defensive purposes. The instruments in which the Fund may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches);
(iii) non-convertible corporate debt securities (E.G., bonds and debentures) with remaining maturities at the date of purchase of not more than one year;
(iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).

         COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. The Fund may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Babson monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund also may invest in non-convertible corporate debt securities (E.G., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

         LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.

ZERO-COUPON, STEP COUPON AND PAY-IN-KIND SECURITIES

         Other debt securities in which the Fund may invest include zero coupon, step coupon and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

         Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

PASS-THROUGH SECURITIES

         The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

         The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Fund, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. If applicable, a portfolio manager will consider estimated prepayment rates in calculation of the average weighted maturity of the Fund if it owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

OTHER INCOME-PRODUCING SECURITIES

         Other types of income-producing securities the Fund may purchase, include, but are not limited to, the following:

o VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     In order to use these investments most effectively, Babson must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If Babson incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

o STANDBY COMMITMENTS. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

o TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

o INVERSE FLOATERS. These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money or the net asset value of its shares could decline by the use of inverse floaters.

o STRIP BONDS. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

         Standby commitments, tender option bonds and instruments with demand features are primarily used by the Fund for the purpose of increasing the liquidity of the Fund's portfolio.

SECURITIES LENDING

         The Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value, although this amount may change if applicable regulatory requirements change. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by the Fund are for the account and risk of the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. The Fund may also call such loans in order to sell the securities involved. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian, securities lending agent and placement fees. The terms of the Fund's loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

HEDGING INSTRUMENTS AND DERIVATIVES

         The Fund currently may use the hedging instruments and derivatives discussed below. In the future, the Fund may employ hedging instruments and strategies that are not currently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective and are legally permissible.

         (1) FORWARD CONTRACTS--The Fund may purchase or sell securities on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time of delivery the securities may be worth more or less than the purchase or sale price. While the Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if Babson deems it appropriate to do so. The Fund may realize short-term gains or losses upon the sale of forward contracts. If the Fund enters into a forward contract, it will establish a segregated account with its custodian consisting of cash or liquid securities, having a current market value equal to or greater than the aggregate amount of the Fund's commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). As one of several alternatives to maintaining all or part of the segregated account, the Fund could buy call or put options to "cover" the forward contracts.

         (2) CURRENCY TRANSACTIONS--The Fund may engage in currency transactions with counterparties in order to convert foreign denominated securities or obligations (or obligations exposed to foreign currency fluctuation) to U.S. dollar-denominated investments. The Fund may also engage in currency transactions to, among other reasons, hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

         Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

         The Fund is most likely to deal in forward currency contracts and other currency transactions such as futures, options, options on futures, and swaps, and may do so for several reasons, including hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. For example, if the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in or exposed to such foreign currency. The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Adviser or Babson considers that the Austrian schilling is linked to the British pound, the Fund holds securities denominated in schillings and the Adviser or Babson believes that the value of schillings will decline against the U.S. dollar, the Adviser or Babson may enter into a contract to sell British pounds and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging.

         (3) RISKS REGARDING HEDGING INSTRUMENTS AND DERIVATIVES--Some of the general risks associated with hedging and the use of derivatives include: (a) the possible absence of a liquid secondary market for any particular hedging instrument at any time; (b) these instruments can be highly volatile; and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. More specific risks are set forth below.

                 (I) FORWARD CONTRACTS: Forward contracts involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets.

                 (II) CURRENCY TRANSACTIONS: Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

DERIVATIVES

         (1) OPTIONS AND FUTURES TRANSACTIONS. The Fund may enter into options and futures transactions and may, without limitation, (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities, equity indexes, fixed income securities or indexes of interest rates (i.e. Eurodollar options), (b) purchase and sell futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities, and (c) purchase and sell put and call options on futures contracts on fixed income securities or indexes of interest rates, equity or fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         The Fund may utilize options and futures contracts for various reasons, including to manage exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to Babson and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures contracts is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If Babson applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as limiting its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Fund's turnover rate.

         (2) PURCHASING PUT AND CALL OPTIONS. The Fund may purchase put and call options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, indexes of interest rates, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         (3) SELLING (WRITING) PUT AND CALL OPTIONS. The Fund may also "write" put and call options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and, if applicable, must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         (4) OPTIONS ON INDEXES. The Fund may also purchase options on indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         (5) EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers or other parties (OTC options) that meet creditworthiness standards, if any, approved by the Trust's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. In addition, OTC options are considered illiquid by the Securities and Exchange Commission ("SEC").

         (6) FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell (write) futures contracts and purchase or sell put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on, among other things, various types of fixed income securities including, but not limited to, U.S.

Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

         The Fund may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of stocks comprising the index in which the Fund invests. In managing cash flows, the Fund may use futures contracts as a substitute for holding the designated securities underlying the futures contract. The Fund may also use futures contracts as a substitute for a comparable market position in the underlying securities or for any other purpose permitted by its investment policies and by applicable law.

         Transactions by the Fund in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Fund's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Also, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the SEC interpretations thereunder. The use of futures or options on futures for purposes other than hedging may be regarded as speculative. Certain regulatory requirements may also limit the Fund's ability to engage in futures and related options transactions.

         STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. The Fund may invest in stock index futures contracts and options on stock index futures contracts. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

         FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.

         (7) COMBINED POSITIONS. The Fund is permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         (8) RISKS REGARDING OPTIONS AND FUTURES TRANSACTIONS. Some of the general risks associated with the use of options and futures include:

                 (A) CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly

         (to the extent options and futures contracts are used for such purpose). The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

                 Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

                 (B) LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

                 (C) POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or Babson may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

                 (D) ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in the amount prescribed. Assets set aside for such purpose cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                 (E) STATUS UNDER THE COMMODITY EXCHANGE ACT. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

         (9) SWAPS AND RELATED SWAP PRODUCTS: The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, credit default, indices, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on swaps (collectively defined as "swap transactions").

         The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (E.G., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If Babson is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

         Babson will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         The Fund will maintain cash or liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement. In addition to those techniques mentioned above, the Fund may cover its obligations under a swap agreement by using any other technique permitted by applicable law.

         The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser and/or Babson. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (E.G., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

         (10) STRUCTURED NOTES AND HYBRID INSTRUMENTS: Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

         A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

         Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

ILLIQUID SECURITIES

         The Fund may invest not more than 15% of its net assets in "illiquid securities," which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under federal securities laws. The Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to the Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. The Fund may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Such securities may be determined to be liquid by the Board of Trustees, the Adviser and/or Babson, if such determination by the Adviser or Babson is pursuant to Board approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund's holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

         Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. Babson monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

FOREIGN SECURITIES

         The Fund is permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC.

         The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Fund intends to construe geographic terms such as "foreign," "non-U.S.," "European, " "Latin American," "Asian," and "emerging markets" in the manner that affords to the Fund the greatest flexibility in seeking to achieve its investment objective. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in "foreign securities," "non-U.S. securities" "European securities," "Latin American securities," "Asian securities," or "emerging markets" (or similar directions) or (b) at least some percentage of the Fund's assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the "Relevant Language"). For these purposes the issuer of a security is deemed to have that tie if:

         (i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

         (ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

         (iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

         In addition, the Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of the Fund limits the percentage of assets that may be invested in "foreign securities," etc. or prohibits such investments altogether, the Fund intends to categorize securities as "foreign," etc. only if the security possesses all of the attributes described above in clauses (i),
(ii) and (iii).

         Foreign securities also include securities of foreign issuers represented by American Depositary Receipts ("ADRs"). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. In addition to ADRs, the Fund may invest in sponsored or unsponsored Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets.

         Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of the Fund are uninvested. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

         A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

         In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

         Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

         Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

WHEN-ISSUED SECURITIES

         The Fund may purchase or sell securities on a "when-issued" or on a "forward delivery" basis. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sales price. Generally, under normal circumstances, the Fund is expected to take delivery of securities purchased. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will take actions consistent with SEC policies, which currently recommend that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment. Therefore, the Fund would have liquid assets sufficient to cover any commitments. However, there are risks. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made.

PORTFOLIO MANAGEMENT

         Babson uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objectives. Transactions will occur when Babson believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on Babson's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, the Fund's income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in the Fund could result in additional brokerage commissions to be paid by the Fund. See also "Taxation" below.

         The Fund may pay brokerage commissions to affiliates of one or more affiliates of Babson.

OTHER INVESTMENT COMPANIES

         Certain markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Investment in another investment company may involve the payment of a premium above the value of such issuers' portfolio securities, and is subject to market availability. The Fund does not intend to invest in such vehicles or funds unless, in the judgment of the Adviser or Babson, and subject to the Fund's investment restrictions set forth in its Prospectus and Statement of Additional Information, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company's expenses, including its advisory administration, brokerage, shareholder servicing and other expenses. At the same time the Fund would continue to pay its own management fees and other expenses.

EXCHANGE TRADED FUNDS (ETFS)

         These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

INDEX-RELATED SECURITIES (EQUITY EQUIVALENTS)

         The Fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

         Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.

         The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

SHORT SALES

         The Fund may engage in short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, which could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         Selling short "against-the-box" refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, the Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities "in the box" prior to the time the short position is closed out.

U.S. GOVERNMENT SECURITIES

         The Fund may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

PORTFOLIO TURNOVER

         Babson will make changes to the Fund's portfolio whenever it believes such changes are desirable and, consequently, anticipates that the Fund's portfolio turnover may be high. Portfolio turnover involves brokerage commissions and other transaction costs, which the Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. See the "Taxation" and "Portfolio Transactions and Brokerage" sections in this SAI for additional information.



                       INVESTMENT RESTRICTIONS OF THE FUND

                 FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

         The Fund is subject to certain fundamental restrictions on its investments, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Investment restrictions that appear below or elsewhere in this SAl and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund. The Trust may not, on behalf of the Fund:

                       (1) Borrow money in excess of 33% of the value (taken at
            the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Fund may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Fund's total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased.

                        (2) Underwrite securities issued by other persons except
            to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                        (3) Purchase or sell real estate (including real estate
            limited partnerships), although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, securities which represent interests in real estate and securities which are secured by interests in real estate, and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as holder of debt obligations secured by real estate or interests therein or for use as office space for the Fund.

                        (4) Make loans, except by purchase of debt obligations
            (including non-publicly traded debt obligations), by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of the Fund's assets.

                        (5) Issue any senior security (as that term is defined
            in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. (The Fund has no intention of issuing senior securities except as set forth in Restriction 1 above.)

                        (6) Invest 25% or more of the value of its total assets
            in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

                        (7) Purchase or sell commodities or commodity contracts,
            except that the Fund may purchase and sell options (including options on commodities and commodity contracts) and other financial instruments and may enter into foreign exchange transactions.

                        (8) Either (i) invest more than 5% of the Fund's total
            assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction or (ii) purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.


         Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, the Fund may engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law.


               NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

         In addition to the fundamental investment restrictions described above, the Board of Trustees of the Trust has voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment restrictions in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

         In accordance with such policies and guidelines, the Fund:

         (1) may not invest in (i) securities that at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determination) to be readily marketable, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.

         (2) may not, to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust or other series of registered open-end investment companies in the Trust's "group of investment companies" (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

                             MANAGEMENT OF THE TRUST

         The Trust has a Board of Trustees, a majority of which are not "interested persons" (as defined in the 1940 Act) of the Trust. The Board of Trustees of the Trust is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Fund, approve contracts and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not "interested persons" of the Trust ("Disinterested Trustees") have retained independent legal counsel. As Adviser and Sub-Adviser to the Fund, respectively, MassMutual and Babson may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations during the past five years and other principal business affiliations.

                           DISINTERESTED TRUSTEES 1, 2

NABIL N. EL-HAGE                              Trustee of the Trust
One Memorial Drive
Cambridge, MA 02142
Age: 45
Trustee since 2003
Trustee of 16 portfolios in fund complex

         Senior Lecturer, Finance, Harvard Business School, January 2003 -present; Chairman (1995-present) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers); Manager, Global Entertainment Ventures, LLC (single purpose investment vehicle) (2001-present).

MARIA D. FURMAN                               Trustee of the Trust
One Memorial Drive
Cambridge, MA 02142
Age: 50
Trustee since 2004
Trustee of 16 portfolios in fund complex

         Managing Director, Director and Portfolio Manager, Standish, Ayer and Wood (investment management) (1976-2002).

STEVEN A. KANDARIAN3                          Trustee of the Trust
One Memorial Drive
Cambridge, MA 02142
Age: 51
Trustee since 2002
Trustee of 18 portfolios in fund complex

         Consultant, financial services, February 2004- present; Executive Director, Pension Benefit Guaranty Corp., (a federal pension agency), December 2001-February 2004; Managing Director, Orion Partners, L.P. (a private equity fund), 1993-November 2001. Trustee, MassMutual Participation Investors and MassMutual Corporate Investors (closed-end mutual funds) since February 2002.

RICHARD NENNEMAN                              Trustee of the Trust
One Memorial Drive
Cambridge, MA 02142
Age: 74
Trustee since 1994
Trustee of 16 portfolios in fund complex

         Retired. Currently sits on boards of various civic associations.

                               INTERESTED TRUSTEE 1

KEVIN M. MCCLINTOCK4                          Trustee and President of the Trust
One Memorial Drive
Cambridge, MA 02142
Age: 42
Trustee since 1999
President since 2003

Trustee of 16 portfolios in fund complex

         Managing Director and Member of the Board of Managers, Babson Capital Management LLC, 1999-present; Managing Director, S.I. International Assets (formerly known as Babson-Stewart Ivory International), 1999-2004; Director of Equities and Fixed Income, Dreyfus Corporation, 1995-1999.


(1) Each Trustee serves for an indefinite term, until his or her successor is elected.
(2) It is expected that Ronald J. Abdow, Susan A. Alfano and Corine T. Norgaard will be elected to serve as Trustees of the Trust effective November 1, 2004. Mr. Abdow's principal occupations and business affiliations are as follows:
Chairman, Abdow Corporation (operator of restaurants); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College; Trustee (since 2002), Oppenheimer Tremont Market Neutral Fund LLC, Oppenheimer Tremont Opportunity Fund LLC, Oppenheimer Real Estate Fund; Trustee (since 1994), MassMutual Institutional Funds (closed-end investment company); Trustee (since 1993), MML Series Investment Fund (open-end investment company). Ms. Alfano's principal occupations and business affiliations are as follows: Executive Vice President, Corporate Administration, MassMutual Financial Group (2001-present); formerly, Senior Vice President, Corporate Human Resources, MassMutual Financial Group (1990-2001). Ms. Norgaard's principal occupations and business affiliations are as follows: Director (since 1997), The Advest Bank; Trustee (since 1993), Aetna Series Fund (investment company); Director (since 1992), Aetna Variable Series Fund; Trustee (since 1998), MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies); formerly, Dean, Barney School of Business, University of Hartford (1996-2004).
(3) MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are also managed by Babson.
(4) Mr. McClintock is an "Interested Person" as that term is defined in the 1940 Act, through his employment with Babson.


                              PRINCIPAL OFFICERS 1


DEANNE B. DUPONT                              Treasurer of the Trust
One Memorial Drive
Cambridge, MA 02142
Age: 50
Treasurer since 1996

        Managing Director and Treasurer of Babson Capital Management LLC.

MARY ELLEN WESNESKI                           Vice President of the Trust
One Memorial Drive
Cambridge, MA 02142
Age: 53
Vice President since 1999

         Managing Director of Babson Capital Management LLC (1999-present); Chief Compliance Officer, MassMutual Participation Investors and MassMutual Corporate Investors (September 2004-present);Senior Manager, Deloitte & Touche LLP (1996-1999).

JOHN E. DEITELBAUM                            Clerk of the Trust
One Memorial Drive
Cambridge, MA 02142
Age: 36
Clerk since 1999

         Second Vice President and Associate General Counsel, MassMutual (2000-present); Associate Secretary (2003-present) MassMutual Participation Investors and MassMutual Corporate Investors (closed end mutual funds) and Assistant Secretary (2003-present) of their Sub-trusts; Assistant Clerk, Babson Securities Corp. (1999-present); Counsel (2000-present), Assistant Clerk (1999-present), Vice President and General Counsel (1998-1999), Babson Capital Management LLC; Counsel, MassMutual (1996-1998).

(1) Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

MICHAEL CHONG                                 Chief Compliance Officer of the
1295 State Street                             Trust
Springfield, MA 01111
Age: 46
Chief Compliance Officer since 2004

         Chief Compliance Officer of the MassMutual Institutional Funds (open-end investment company) and MML Series Investment Fund (open-end investment company)(since September 2004); Vice President and Associate General Counsel (May 1999 to present), Second Vice President (June 1996 to May 1999), Massachusetts Mutual Life Insurance Company; Assistant General Counsel (February 1994-June 1996), Connecticut Mutual Life Insurance Company.

         The Board of Trustees of the Trust has an Audit Committee and a Nominating and Governance ("Nominating") Committee, each of which is comprised of Trustees who are not "interested persons" of the Trust. Currently, Messrs. El-Hage, Kandarian and Nenneman comprise the Audit Committee and Messrs. El-Hage, Kandarian and Nenneman and Ms. Furman comprise the Nominating Committee. The Nominating Committee, pursuant to a Nominating and Governance Committee Charter adopted by the Board (a) identifies individuals qualified to become Independent Trustees of the Trust's Board of Trustees in the event that a position currently filled by an Independent Trustee is vacated or created; (b) evaluates the qualifications of Independent Trustee candidates; (c) nominates Independent Trustee nominees for election or appointment to the Board; (d) sets any standards necessary or qualifications for service on the Board; and (e) performs the following governance responsibilities: (i) makes nominations for membership on all committees of the Board (other than the Audit Committee) and reviews such committee assignments annually; (ii) reviews as necessary the responsibilities of any committees of the Board (other than the Audit Committee), whether there is a continuing need for such committee, whether there is a need for additional committees of the Board, and whether the committees should be combined or reorganized, and makes such recommendations to the full Board; and (iii) monitors the independence of legal counsel for the Independent Trustees. The Nominating Committee held two meetings during the fiscal year ended October 31, 2003. The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, oversees the Trust's accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof; ascertains the independence of the Trust's independent registered public accounting firm; acts as liaison between the Trust's independent registered public accounting firm and the full Board of Trustees and provides immediate access for the Fund's independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board of Trustees. The Audit Committee met three times during the fiscal year ended October 31, 2003. The full Board met four times during the fiscal year ended October 31, 2003. Each Trustee identified above attended all of the Board and Committee meetings of which he is a member.

The table below sets forth information regarding the Trustees' beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2003.

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED INVESTMENT
                           THE DOLLAR RANGE OF EQUITY SECURITIES                 COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF
NAME OF TRUSTEE            BENEFICIALLY OWNED IN THE TRUST                       INVESTMENT COMPANIES
-------------------------- ----------------------------------------------------- --------------------------------------------
DISINTERESTED TRUSTEES*
-------------------------- ----------------------------------------------------- --------------------------------------------
Nabil N. El-Hage           None                                                  None
Steven A. Kandarian        None                                                  None
Richard A. Nenneman        None                                                  None

-------------------------- ----------------------------------------------------- --------------------------------------------
INTERESTED TRUSTEES
-------------------------- ----------------------------------------------------- --------------------------------------------
Kevin M. McClintock        None**                                                None
-------------------------- ----------------------------------------------------- --------------------------------------------

* Ms. Maria D. Furman was not a Trustee as of December 31, 2003. Mr. Richard J. Phelps retired as a Trustee, effective on December 31, 2003, at which time he held the following dollar range of the Trust's shares beneficially: DLB Value Fund ($50,001 - 100,000); DLB Enhanced Index Core Equity Fund ($50,001 - 100,000); DLB Small Company Opportunities Fund (over $100,000).

** Mr. Kevin M. McClintock participates in a deferred compensation plan that is tied to the performance of shares of the DLB Small Company Opportunities Fund and thereby maintains an economic interest in the fund by virtue of such participation.

         Except as noted below, the Trust pays each Trustee who is not an "interested person" of the Trust a fee for his services. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to Trustees of other mutual fund complexes. The fees paid to each Trustee by the Trust for the fiscal year ended October 31, 2003 are shown below:

---------------------------- ------------------- ---------------------------------- ------------------------------
                                 AGGREGATE        PENSION OR RETIREMENT BENEFITS     TOTAL COMPENSATION FROM FUND
                                 COMPENSATION     ACCRUED AS PART OF FUND EXPENSES   AND FUND COMPLEX PAID TO
NAME OF TRUSTEE                  FROM TRUST1                                         TRUSTEES
---------------------------- ------------------- ---------------------------------- ------------------------------
    Nabil N. El-Hage               $19,000                      N/A                            $19,000
---------------------------- ------------------- ---------------------------------- ------------------------------
    Richard A. Nenneman             20,000                      N/A                             20,000
---------------------------- ------------------- ---------------------------------- ------------------------------
    Richard J. Phelps               19,000                      N/A                             19,000
---------------------------- ------------------- ---------------------------------- ------------------------------
    Steven A. Kandarian2                 0                      N/A                                  0
---------------------------- ------------------- ---------------------------------- ------------------------------
    Kevin M. McClintock3                 0                      N/A                                  0
---------------------------- ------------------- ---------------------------------- ------------------------------

(1) Includes an annual retainer payable by the Trust to each of the Disinterested Trustees of $16,000 and a per meeting attendance fee of $1,000. Ms. Maria D. Furman was not a Trustee during the fiscal year ended October 31, 2003. Mr. Richard J. Phelps, who retired from the Board of Trustees effective December 31, 2003, received $19,000 in aggregate compensation from the Trust because he attended three of four regular Board meetings in the fiscal year ended October 31, 2003.

(2) Mr. Kandarian, although an Independent Trustee of the Trust and MassMutual Corporate Investors and MassMutual Participation Investors (two closed-end funds deemed to be a part of the Fund Complex because they are managed by Babson), was not paid an annual retainer or a per meeting attendance fee from these funds in 2003 due to his employment with the Pension Benefit Guaranty Corporation ("PBGC"). He resigned from the PBGC effective February 2004. As a result of Mr. Kandarian's resignation from the PBGC, the PBGC's ethics rules no longer prohibit him from receiving compensation for his services as an independent Trustee of the Trust, and the Trust will compensate Mr. Kandarian in accordance with its policies governing independent Trustees beginning in 2004.

(3) Mr. McClintock, as an "interested person" of the Trust, received no compensation for his role as Trustee to the Trust.


                       INVESTMENT ADVISER AND SUB-ADVISER

INVESTMENT ADVISER

         MassMutual serves as investment adviser to the Fund pursuant to an Investment Management Agreement with the Trust on behalf of the Fund (the "Advisory Agreement"). Under the Advisory Agreement, MassMutual is obligated to provide for the management of the Fund's portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with the Fund's investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select sub-advisers to the Fund pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement").

         The Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days' written notice. In addition, the Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund's shares, and (2) by an affirmative vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. MassMutual's liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

         MassMutual also serves as investment adviser to: MassMutual Money Market Fund, MassMutual Short-Duration Bond Fund, MassMutual Inflation-Protection Bond Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual Balanced Fund, MassMutual Strategic Balanced Fund, MassMutual Core Value Equity Fund, MassMutual Fundamental Value Fund, MassMutual Value Equity Fund, MassMutual Large Cap Value Fund, MassMutual Indexed Equity Fund, MassMutual Blue Chip Growth Fund, MassMutual Large Cap Growth Fund, MassMutual Growth Equity Fund, MassMutual Aggressive Growth Fund, MassMutual OTC 100 Fund, MassMutual Focused Value Fund, MassMutual Small Company Value Fund, MassMutual Small Cap Equity Fund, MassMutual Mid Cap Growth Equity Fund, MassMutual Mid Cap Growth Equity II Fund, MassMutual Small Cap Growth Equity Fund, MassMutual Small Company Growth Fund, MassMutual Emerging Growth Fund, MassMutual International Equity Fund, MassMutual Overseas Fund, MassMutual Destination Retirement Income Fund, MassMutual Destination Retirement 2010 Fund, MassMutual Destination Retirement 2020 Fund, MassMutual Destination Retirement 2030 Fund and MassMutual Destination Retirement 2040 Fund, which are series of MassMutual Institutional Funds, an open-end management investment company; DLB Fixed Income Fund, DLB Small Company Opportunities Fund, DLB Value Fund, DLB Balanced Fund, DLB Diversified Bond Fund, DLB Short-Duration Bond Fund, DLB Money Market Fund, DLB Inflation-Protected Bond Fund, DLB International Fund, DLB Core Growth Fund, DLB Enhanced Index Core Equity Fund, DLB Enhanced Index Growth Fund, DLB Enhanced Index Value Fund, DLB High Yield Fund and DLB Small Cap Value Fund, which are series of the Trust; MML Money Market Fund, MML Inflation-Protected Bond Fund, MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund, MML Enhanced Index Core Equity Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund, MML Small Company Opportunities Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Emerging Growth Fund and MML OTC 100 Fund, which are series of MML Series Investment Fund, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

         The Trust, on behalf of the Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of the Fund equal to .50%.

AFFILIATED INVESTMENT SUB-ADVISER

Babson is a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual. MassMutual pays Babson a sub-advisory fee equal to an annual rate of .25% of the average daily net assets of the Fund.

         Securities held by the Fund are also frequently held by MassMutual investment accounts and by other investment companies and accounts for which MassMutual or Babson acts as investment adviser or investment sub-adviser. If the same security is purchased or sold for the Fund and such accounts or companies at or about the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased and sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Fund to participate in larger volume transactions will, in most cases, produce better execution for the Fund. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. It is the opinion of the Trust's management that such execution advantage and the desirability of retaining MassMutual and Babson as Adviser and as investment sub-adviser, respectively, of the Fund outweighs the disadvantages, if any, which might result from this procedure.

         At a meeting held on June 24, 2004, the Board of Trustees of the Trust, including the disinterested Trustees, approved the Advisory Agreement and Sub-Advisory Agreement.

         In approving the Advisory Agreement, the Trustees first took note of the fact that the Adviser would delegate all responsibility for furnishing a continuous investment program for the Fund, and making investment decisions with respect to the Fund's assets, to Babson. The Trustees then examined the Adviser's ability to provide investment oversight, administrative and shareholder services to the Fund. As part of this examination, the Trustees considered that the Adviser has represented to them that the scope and quality of administrative and shareholder services to be provided to the Fund under the Advisory Agreements will be at least equivalent to the scope and quality of administrative and shareholder services provided by Babson under the Management Contracts between Babson and the Trust relating to the other series of the Trust (the "Old Agreements"). The Trustees also considered the experience and qualifications of the personnel of the Adviser that would be performing, or overseeing the performance of, the services to be provided to the Fund and the needs of the Fund for administrative and shareholder services. Based on the above, the Trustees concluded that the human resources to be devoted by the Adviser were appropriate to fulfill effectively its duties under the Advisory Agreement.

         The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Fund. Such factors included (i) the ability of the Adviser to monitor the operations and performance of Babson,
(ii) the financial condition, stability and business strategy of the Adviser,
(iii) the ability of the Adviser with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Fund, (iv) possible economies of scale, and (v) any conditions affecting the Adviser's future provision of high quality services to the Fund. The Trustees concluded that the anticipated scope and quality of the services to be provided by the Adviser were sufficient, in light of market conditions, the resources to be dedicated by the Adviser and its integrity, personnel, and financial resources, to merit approval of the Advisory Agreement.

         In reaching that conclusion, the Trustees also reviewed the advisory fees and other expenses of the Fund against such fees for a peer group of funds with similar investment objectives. For these purposes, the Trustees took into account not only the actual dollar amount of fees to be paid by the Fund to the Adviser, but also took into account the estimated profitability of the Fund to the Adviser and the so-called "fallout benefits" to the Adviser, such as any reputational value derived from serving as investment adviser to the Fund. Additionally, the Trustees were informed that the Adviser may receive research services from brokers in connection with portfolio securities transactions for the Fund and that research services furnished by brokers through which the Fund effects securities transactions may be used by the Adviser in advising other accounts that it advises. Conversely, research services furnished to the Adviser in connection with other accounts the Adviser advises may be used by the Adviser in advising the Fund. Based on the foregoing, the Trustees concluded that the fees to be paid to the Adviser under the Advisory Agreement were fair and reasonable, given the anticipated scope and quality of the services to be rendered by the Adviser.

         In approving the Sub-Advisory Agreement, the Trustees considered that Babson's ability to provide advisory and management services with respect to the Fund would be unchanged from April 29, 2004 (the date the Trustees last considered the renewal of the Old Agreements). The Trustees also considered that Babson has represented to them that the scope and quality of services to be provided to the Fund under the Sub-Advisory Agreement will be at least equivalent to the scope and quality of services provided under the Old Agreements. Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of Babson would continue to be well suited to the Fund, given its investment objectives and policies.

         Following their review, the Trustees determined that the terms of the Advisory Agreement and Sub-Advisory Agreement were fair and reasonable with respect to the Fund and were in the best interests of the Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Trustees who are not "interested persons" of the Trust, the Adviser or Babson (as such term is defined in the 1940 Act), unanimously voted to approve the Advisory Agreement and the Sub-Advisory Agreement.

         In their deliberations with respect to these matters, the Disinterested Trustees were advised by their counsel, who was determined by the Disinterested Trustees to be "independent legal counsel" within the meaning and intent of the SEC rules regarding the independence of counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Disinterested Trustees, did not identify any single matter as all-important or controlling. Certain matters described above were not considered for each adviser, and the foregoing summary does not detail all of the matters considered.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR

         MassMutual has entered into an administrative services agreement (the "Administrative Services Agreement") with the Trust, on behalf of the Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Fund, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Fund pursuant to the Administrative Services Agreement. The Trust, on behalf of the Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Fund equal to .3685% for Class N shares; .3085% for Class A shares; ..3085% for Class L shares; .0585% for Class S shares and .1585% for Class Y shares. MassMutual has entered into a sub-administration agreement with Investors Bank & Trust Company ("IBT"). As sub-administrator, IBT generally assists in all aspects of fund administration and is compensated by MassMutual for providing administrative services to the Fund.

                                 THE DISTRIBUTOR


         The Fund's shares are continuously distributed by MML Distributors, LLC (the "Distributor"), located at 1414 Main Street, Springfield, Massachusetts 01144-1013, pursuant to a General Distributor's Agreement with the Trust (the "Distribution Agreement"). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Fund. The Distributor is a majority-owned subsidiary of MassMutual.

         The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

         The Distributor has also entered into a Sub-Distributor's Agreement with OppenheimerFunds Distributor, Inc. (the "Sub-Distributor"). The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

         MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Fund or with other marketing or administrative services with respect to the Fund. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Fund sold to, or held by, customers of the firm.

               CLASS A AND CLASS N DISTRIBUTION AND SERVICE PLANS

         The Trust has adopted, with respect to the Class A and Class N shares of the Fund, a Distribution and Service Plan and Agreement (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans, approved the Class A Plan and the Class N Plan for the Fund on June 24, 2004. Under the terms of the Class A Plan, the Trust is permitted to compensate, out of the assets attributable to the Class A shares of the Fund, in an amount up to ..25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class, (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund ("Distribution Fee") and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services (the "Servicing Fee") to Class A shareholders. Under the terms of the Class N Plan, the Trust is permitted to compensate, out of the assets attributable to the Class N shares of the Fund, (i) a Distribution Fee in an amount up to .25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class and (ii) a Servicing Fee in an amount up to ..25%, in the aggregate, on an annual basis of the average daily net assets attributable to that Class. The Distribution Fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in the distribution of Class A or Class N shares, preparing, printing and delivering prospectuses and reports for other than existing Class A or Class N shareholders, providing facilities to answer questions from other than existing Class A or Class N shareholders, advertising and preparation, printing and distribution of sales literature, receiving and answering correspondence, including requests for prospectuses and statements of additional information, and complying with Federal and state securities laws pertaining to the sale of Class A or Class N shares. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of the Fund and/or maintenance of Class A or Class N shareholder accounts. MassMutual's Servicing Fee expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of agents or employees of MassMutual or the Distributor, pension consultants or participating or introducing brokers and other financial intermediaries who assist investors in completing account forms and selecting dividend and other account options; who aid in the processing of redemption requests for Class A or Class N shares or the processing of dividend payments with respect to Class A or Class N shares; who prepare, print and deliver prospectuses and shareholder reports to Class A or Class N shareholders; who oversee compliance with federal and state laws pertaining to the sale of Class A or Class N shares; who provide information periodically to Class A or Class N shareholders showing their position in Class A or Class N shares; who issue account statements to Class A or Class N shareholders; who furnish shareholder sub-accounting; who forward communications from the Fund to Class A or Class N shareholders; who render advice regarding particular shareholder account options offered by the Fund in light of shareholder needs; who provide and maintain elective shareholder services; who provide and maintain pre-authorized investment plans for Class A or Class N shareholders; who respond to inquiries from Class A or Class N shareholders relating to such services; and/or who provide such similar services as permitted under applicable statutes, rules or regulations.

         Each Plan provides that it may not be amended to materially increase the costs which Class A or Class N shareholders may bear under the Plan without the approval of a majority of the outstanding Class A or Class N shares of the Fund.

         Each Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust and
(ii) the Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it. Each Plan provides that MassMutual shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.


             CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

         IBT, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Fund's investments (the "Custodian") and is the Fund's transfer agent and dividend disbursing agent (the "Transfer Agent"). As custodian, IBT has custody of the Fund's securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Fund.

                                 CODES OF ETHICS

         The Trust, MassMutual, the Distributor and Babson have each adopted a code of ethics (the "Codes of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Purchases and sales of securities on a securities exchange are effected by brokers, and if the Fund purchases or sells securities on a securities exchange it will pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Babson attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

         Under the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, Babson may cause the Fund to pay a broker-dealer that provides brokerage and research services to Babson an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if Babson determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or Babson's overall responsibilities to the Trust and to its other clients. The term "brokerage and research services" includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         Research provided by brokers is used for the benefit of all of Babson's clients and not solely or necessarily for the benefit of the Trust. Babson attempts to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by Babson as a consideration in the selection of brokers to execute portfolio transactions.

         The investment advisory fee that the Trust pays on behalf of the Fund to MassMutual will not be reduced as a consequence of Babson's receipt of brokerage and research services. To the extent the Trust's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined. Such services would be useful and of value to Babson in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to Babson in carrying out its obligations to the Trust.

         Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of Babson to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

         The Fund may allocate brokerage transactions to broker-dealers (including affiliates of Babson) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

                         SHAREHOLDER INVESTMENT ACCOUNT

         A Shareholder Investment Account is established for each investor in the Fund. Each account contains a record of the shares of the Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

                              DESCRIPTION OF SHARES

         The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated August 1, 1994, as amended. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Fund is a diversified series of the Trust. The fiscal year for the Fund ends on October 31.

         The Trust is a series company. The Trust may issue an unlimited number of shares of multiple classes, in one or more series as the Trustees may authorize, with or without par value as the Trustees may prescribe. Each share of a particular class of a series represents an equal proportionate interest in that series with each other shares of the same class, none having priority or preference over another. Each series is preferred over all other series in respect of the assets allocated to that series. Shares of the Trust do not have any preemptive rights. Shares are freely transferable and are entitled to dividends as declared by the Trustees. Each share of a particular class of a series is entitled to a pro rata share of any distributions declared in respect of that class and, in the event of liquidation of the Fund, each share of a particular class of the Fund is entitled to a pro rata share of the net assets of that class available for distribution to shareholders.

         The Trust has an unlimited number of authorized shares of beneficial interest. The Declaration of Trust permits the Trustees, without shareholder approval, to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. The Declaration of Trust further provides that the Trustees may also terminate the Trust, or any Fund thereof, upon written notice to the shareholders.

         Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual series on all matters except when, as required by the 1940 Act, shares shall be voted in the aggregate and not by individual series. When the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. Shareholders of one series or class shall not be entitled to vote on matters exclusively affecting another series or class, such matters including, without limitation, the adoption of or change in the investment objective, policies or restrictions of the other Fund and the approval of the investment advisory contract of the other series of class.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that if required by the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders. Further, if required by applicable law, upon written request by the holders of at least 10% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). In addition, if required by applicable law, shareholders of the Trust holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders holding a majority of the outstanding shares of the Trust may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


                              REDEMPTION OF SHARES

         With respect to the Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of net asset value (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing), (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted,
(c) when an emergency exists as determined by the SEC so that disposal of the Fund's investments or a determination of its net asset value is not reasonably practicable, or (d) for such other periods as the SEC by order may permit for the protection of the Trust's shareholders.

                        VALUATION OF PORTFOLIO SECURITIES

         The net asset value per share of the Fund is determined by the Custodian at 4:00 p.m., Eastern Time, on each day the NYSE is open for trading and the Custodian is open for business. The NYSE currently is not open for trading on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions.

         Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at amortized cost unless such value does not represent fair value. All other securities and other assets, including debt securities the prices for which are supplied by a pricing agent but are deemed by MassMutual not to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including some restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

         Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

         Foreign Securities: Because of time zone differences, foreign exchanges and securities markets will usually be closed before the closing of the NYSE. Therefore, the Trust will determine the value of foreign securities as of the closing of those exchanges and securities markets. Events affecting the values of foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time the Fund determines its net asset value. If an event occurs that the Fund determines materially affects the value of foreign securities during this period, then the Trust will value such securities at fair value as determined in good faith in accordance with procedures adopted by the Trustees. In addition, the Fund may hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not accept orders or price its shares. As a result, the value of any such securities held by the Fund may change on days when you will not be able to purchase or redeem the Fund's shares.

         The prices of foreign securities are quoted in foreign currencies. The Trust converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines net asset value. Changes in the exchange rate, therefore, if applicable, will affect the net asset value of shares of the Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

         The proceeds received by the Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more funds are to be allocated in proportion to the net asset values of the respective funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of the Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the net asset values of the respective classes.

                                    TAXATION

         The Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a "regulated investment company," the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b)distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses (other than U.S. Government securities). If the Fund fails to qualify as a regulated investment company, it will be treated as an ordinary corporation for federal income tax purposes.


         As a regulated investment company electing to have its tax liability determined under Subchapter M, in general the Fund will not be subject to federal income tax on its ordinary income or capital gains that are distributed. As a series of a Massachusetts business trust, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

         If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

         If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or later, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

         Except in the case of certain shareholders eligible for preferential tax treatment, E.G., qualified retirement or pension trusts, shareholders of the Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by the Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Properly designated distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. Long-term capital gains have temporarily been reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% brackets - through December 31, 2008.

         The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

         Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes. Investment income and gains received by the Fund from sources outside the United States might be subject to foreign taxes which are withheld at the source. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which its assets will be invested, the amount of the assets invested in each such country and the possible applicability of treaty relief.

         Redemptions and exchanges of the Fund's shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. However, a loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. The state and local tax effects of distributions received from the Fund, and any special tax considerations associated with foreign investments of the Fund, should be examined by investors with regard to their own tax situation.

         If a Fund makes a distribution to you in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

         If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         The Fund's transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's distributions of book income to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income in order to permit the Fund to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

         Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund."

         A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.


         Under federal income tax law, a portion of the difference between the purchase price of securities purchased at a discount in which the Fund has invested and their face value ("original issue discount") is considered to be income to the Fund each year even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will make up a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

         Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action. This discussion of the federal income tax treatment of the Fund and its shareholders does not describe in any respect the tax treatment of any particular arrangement, E.G., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Fund may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state and local taxes.

                                     EXPERTS

         Ropes & Gray, One International Place, Boston, Massachusetts 02110 serves as counsel to the Trust.

                                    GLOSSARY

         CURRENCY TRANSACTIONS: include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

         DURATION: indicates how interest rate changes will affect a debt instrument's price. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. Determining duration may involve Babson's estimates of future economic parameters, which may vary from actual future values.

         NRSRO: means a nationally recognized statistical rating organization. For a description of the ratings of two NRSROs, Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's"), see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody's are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody's two highest ratings are P-1 and P-2 and S&P's two highest ratings are A-1 and A-2.

         U.S. GOVERNMENT SECURITIES: include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.


         THE NAME THE DLB FUND GROUP IS THE DESIGNATION OF THE TRUSTEES UNDER A DECLARATION OF TRUST DATED AUGUST 1, 1994, AS AMENDED FROM TIME TO TIME. THE OBLIGATIONS OF SUCH TRUST ARE NOT PERSONALLY BINDING UPON, NOR SHALL RESORT BE HAD TO THE PROPERTY OF ANY OF THE TRUSTEES, SHAREHOLDERS, OFFICERS, EMPLOYEES OR AGENTS OF SUCH TRUST, BUT ONLY THE PROPERTY OF THE RELEVANT FUND SHALL BE BOUND.

                  APPENDIX A--DESCRIPTION OF SECURITIES RATINGS

         Although the ratings of fixed-income securities by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

         The descriptions of the S&P and Moody's commercial paper, bond and municipal securities ratings are set forth below.

COMMERCIAL PAPER RATINGS:

         S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

                 A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

                 A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                 Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

                 Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

          o      Leading market positions in well-established industries.

          o      High rates of return on funds employed.

          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

BOND RATINGS:

         S&P describes its four highest ratings for corporate debt as follows:

                 AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                 AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

                 A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                 BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Moody's describes its four highest corporate bond ratings as follows:

                 AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                 A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

                 BAA Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                        APPENDIX B--PROXY VOTING POLICIES

         The Trustees of the Trust have delegated the proxy voting responsibilities relating to voting securities held by the Fund to Babson. Babson's Proxy Voting Policies and Procedures are as follows:

                          BABSON CAPITAL MANAGEMENT LLC
                               ("BABSON CAPITAL")
                                   SECTION 12
                      PROXY VOTING POLICIES AND PROCEDURES

----------------    ------------------------------------------------------------
PURPOSE             The purpose of these policies and procedures (the "Policy")
                    is to ensure that Babson Capital fulfills its responsibilities under Rule 206(4)-6 under the Investment
                    Advisers Act of 1940 (the "Advisers Act"). Rule 206(4)-6 requires, among other matters, that Babson Capital adopt written policies and procedures that are reasonably designed to ensure that Babson Capital votes client securities in the best interests of such clients and describe how Babson
                    Capital addresses material conflicts that may arise between Babson Capital's interests and those of its clients.

----------------    ------------------------------------------------------------
PROXY VOTING        Babson Capital views the voting of proxies as an integral
POLICY              part of its investment management responsibility and
                    believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e., prudently and in a manner believed by Babson Capital to best protect and enhance a client's returns). To implement this general principle, it is Babson Capital's policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services
                    ("ISS"), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS's proxy voting guidelines, a summary of which is attached as Appendix A hereto.

                    Babson Capital recognizes, however, that there may be times when Babson Capital believes that it will be in the best interests of clients holding the securities to be voted to
                    (1) vote against ISS's recommendations or (2) in cases where ISS has not provided Babson Capital with any recommendations with respect to a matter1, vote against ISS's proxy voting guidelines. Babson Capital may vote, in whole or part, against ISS's recommendations or ISS's proxy voting guidelines, as applicable, if such vote is authorized by the Policy. The procedures set forth herein are designed to ensure that votes against ISS's recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict"). For purposes of the Policy, a Material Conflict shall mean any position, relationship or interest, financial or otherwise, of Babson Capital (or any person authorized under the Policy to vote proxies on behalf of Babson Capital) that would or could reasonably be expected to affect Babson Capital's or such person's independence or judgment concerning how to vote proxies.

----------------    ------------------------------------------------------------
ADMINISTRATION      PROXY COMMITTEE:  Babson Capital hereby creates a standing
OF PROXY            committee of Babson Capital officers to be called the  Proxy
VOTING POLICY       Committee. Members of the Proxy Committee shall be appointed
                    (and may be discharged) by the Chief Executive Officer of Babson Capital. The Committee shall (1) review the Policy and Babson Capital's implementation of the Policy, including
                    ISS's guidelines and how proxies have been voted, at least annually to ensure that it serves its intended purpose, (2) recommend, based on such review, such amendments to the Policy, if any, as it deems necessary or appropriate to ensure that proxies are voted in clients' best interests,
                    (3) approve proxy voting form(s), and (4) provide for the disclosures required by the Record Keeping Requirements
                    Section below. A majority of the members of the Proxy
                    Committee shall constitute a quorum for the conduct of business and the act of a majority or more of the members present at a meeting at which a quorum is present shall be the act of the Proxy Committee. The Proxy Committee may also act by a written instrument signed by a majority of its members. The Proxy Committee may also designate one or more
                    Proxy Committee members who shall each be individually authorized to vote proxies to the extent provided in the Proxy Voting Procedures Section of the Policy.

                    PROXY ADMINISTRATORS: Babson Capital's Chief Operating Officer shall designate one or more Proxy Administrators (each, a "Proxy Administrator"). The Proxy Administrator shall have such responsibilities as are set forth in the Policy and such additional responsibilities as may be provided for by the Proxy Committee. Any questions or concerns regarding solicitor arrangements should be addressed to Babson Capital's Director of Compliance and/or legal counsel.

--------
1 If a proxy involves an issue not addressed by ISS's Guidelines, it shall be analyzed on a case-by-case basis.

----------------    ------------------------------------------------------------
PROXY VOTING        NEW ACCOUNT PROCEDURES:  Babson Capital's investment
PROCEDURES          management agreements for its institutional equity
                    investment accounts and its private wealth management accounts generally convey the authority to vote proxies to Babson Capital. When the agreement states that the client has delegated proxy-voting authority to Babson Capital, Babson Capital will vote such proxies in accordance with the Policy. In the event a client makes a written request that Babson Capital vote in accordance with such client's proxy voting policy and provides the client's proxy voting policy to Babson Capital, Babson Capital will vote as instructed by the client. In the event an investment management agreement is silent on the matter, Babson Capital should get written confirmation from such client as to its preference, where possible. Because proxy voting is integral to the investment process, Babson Capital takes the position that it will assume proxy voting responsibilities in those situations where the agreement is silent and the client has provided no instructions as to its preferences.

                    HANDLING OF PROXIES: All proxy statements and proxy cards received by a Babson Capital employee are to be immediately forwarded to the designated Proxy Administrator in the Cambridge, Massachusetts office for logging and posting of votes.

                    VOTING PROXIES: Babson Capital will vote all client proxies in accordance with ISS's recommendation or proxy voting guidelines, unless a person(s) authorized by the Proxy Committee (each, a "Proxy Analyst"), the Proxy Committee or a designated member of the Proxy Committee, as applicable, determines that it is in clients' best interests to vote against ISS's recommendation or proxy voting guidelines2. In these cases:

                    If (i) a Proxy Analyst recommends that a proxy should be voted against ISS's recommendation or proxy voting guidelines, and (ii) no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and (iii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator, the Proxy Administrator will vote the proxy or post the proxy for voting in accordance with the Proxy Analyst's recommendation. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict personal to him or her self or a Babson Capital Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS's recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients' best interests.

                    No employee, officer, director or board of managers member of Babson Capital or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson Capital votes client proxies, unless such person has been requested to provide such assistance by a Proxy Analyst or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson Capital's General Counsel.

--------
2 Nothing herein shall preclude Babson Capital from splitting a vote in those cases where it deems appropriate.

----------------    ------------------------------------------------------------
REQUIRED            Babson Capital shall include a summary of the Policy in its
DISCLOSURES/        Form ADV Part II, as well as instructions as to how an
CLIENT              advisory client may request a copy of the Policy and/or a
REQUEST FOR         record of how Babson Capital voted the client's proxies. Any
INFORMATION         client requests for copies of the Policy or a record of how
                    Babson Capital voted the client's proxies shall be directed to the designated Proxy Administrators, who shall provide the information to the appropriate client service representative in order to respond to any such client in a timely manner.

----------------    ------------------------------------------------------------
RECORD              For equity investment clients for which Babson Capital has
KEEPING             discretionary proxy voting authority, Babson Capital has
REQUIREMENTS        contracted with ISS to retain:

                         1. All proxy statements regarding client securities;
                            and
                         2. All records of votes cast on behalf of clients

                    for such time periods set forth in the SEC Rule 206(4)-6 under the Advisers Act.

                    For all other clients and for any proxies received with respect to which ISS has not provided Babson Capital with a recommendation; such information shall be retained by the Proxy Administrator receiving the proxy for such time periods set forth in the SEC Rule 206(4)-6. To the extent that such records relate to proxies voted on behalf of an investment company for which Babson Capital serves as investment adviser or investment sub-adviser, such records shall include the following detail:

                         1. The name of the issuer of the portfolio security;
                         2. The exchange ticker symbol of the portfolio
                            security;
                         3. The Council on Uniform Securities Identification
                            Procedures ("CUSIP") number for the portfolio security, if available;
                         4. The shareholder meeting date;
                         5. A brief identification of the matter voted on;
                         6. Whether the matter was proposed by the issuer or by
                            a security holder;
                         7. Whether the investment company client cast its vote
                            on the matter;
                         8. How the investment company client cast its vote
                            (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
                         9. Whether the investment company client cast its vote
                            for or against management.

                    In addition, the Proxy Administrator for each office shall retain for such time periods as set forth in the SEC Rule 206(4)-6:

                         1. The Policy and any amendments thereto;
                         2. All Proxy Voting Forms (including any related
                            document created by the Portfolio Manager or the Proxy Committee that was material to making a decision on how to vote the proxy); and
                         3. All records of client written requests for proxy
                            voting information and the responses thereto.

                                   APPENDIX A

                           EFFECTIVE FEBRUARY 1, 2004

                       ISS PROXY VOTING GUIDELINES SUMMARY

         Following is a concise summary of ISS's proxy voting policy guidelines.

1.  AUDITORS

         Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

          o      Tenure of the audit firm

          o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

          o      Length of the rotation period advocated in the proposal

          o      Significant audit-related issues

2.  BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

         Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

          o Insiders and affiliated outsiders on boards that are not at least majority independent

          o      Directors who sit on more than six boards

          o Compensation Committee members if there is a disconnect between the CEO's pay and performance

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

         Vote AGAINST proposals to classify the board.

         Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

         Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

         Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)

         Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.  SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

         Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

         Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

         Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

         Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

         Vote AGAINST proposals to require a supermajority shareholder vote.

         Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

         Vote AGAINST proposals to eliminate cumulative voting.

         Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

         Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.  PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

         Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

         Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.  POISON PILLS

         Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.  MERGERS AND CORPORATE RESTRUCTURINGS

         Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.  REINCORPORATION PROPOSALS

         Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.  CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

         Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

         Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

         Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

         Vote AGAINST proposals to create a new class of common stock with superior voting rights.

         Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

          o It is intended for financing purposes with minimal or no dilution to current shareholders

          o It is not designed to preserve the voting power of an insider or significant shareholder

9.  EXECUTIVE AND DIRECTOR COMPENSATION

         ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

         Vote AGAINST a plan if the cost exceeds the allowable cap.

         Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

          o The plan expressly permits repricing without shareholder approval for listed companies; or

          o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

         Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

          o      Historic trading patterns

          o      Rationale for the repricing

          o      Value-for-value exchange

          o      Option vesting

          o      Term of the option

          o      Exercise price

          o      Participation

EMPLOYEE STOCK PURCHASE PLANS

         Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

         Vote FOR employee stock purchase plans where all of the following apply:

          o      Purchase price is at least 85 percent of fair market value

          o      Offering period is 27 months or less, and

          o Potential voting power dilution (VPD) is 10 percent or less.

         Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

         Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

          o Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

          o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.  SOCIAL AND ENVIRONMENTAL ISSUES

         These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

         In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

         Vote:

          o FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

          o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

                               THE DLB FUND GROUP

                            PART C. OTHER INFORMATION

ITEM 22. EXHIBITS.

(a)         Agreement and Declaration of Trust
            (1)     Agreement and Declaration of Trust (1)
            (2)     Amendment No. 1 to Agreement and Declaration of Trust (1)
            (3)     Amendment No. 2 to Agreement and Declaration of Trust (2)
            (4)     Amendment No. 3 to Agreement and Declaration of Trust (2)
            (5)     Amendment No. 4 to Agreement and Declaration of Trust (3)
            (6)     Amendment No. 5 to Agreement and Declaration of Trust (4)
            (7)     Amendment No. 6 to Agreement and Declaration of Trust (5)
            (8)     Amendment No. 7 to Agreement and Declaration of Trust (6)
            (9)     Amendment No. 8 to Agreement and Declaration of Trust (7)
            (10)    Amendment No. 9 to Agreement and Declaration of Trust (10)
            (11)    Amendment No. 10 to Agreement and Declaration of Trust (11)
            (12)    Amendment No. 11 to Agreement and Declaration of Trust (12)
            (13)    Amendment No. 12 to Agreement and Declaration of Trust (16)
            (14)    Amendment No. 13 to Agreement and Declaration of Trust (16)
            (15)    Amendment No. 14 to Agreement and Declaration of Trust (19)
            (16)    Amendment No. 15 to Agreement and Declaration of Trust (19)

(b)         By-Laws

            (1)   By-Laws of The DLB Fund Group (the "Trust") (1)
            (2)   Amendment to Article 10 of the By-Laws of the Trust (17)

(c) Instruments Defining Rights of Security Holders - See Exhibits (a) and (b)

(d)         Forms of Management Contracts
            (1) Form of Investment Management Agreement between the Trust and Massachusetts Mutual Life Insurance Company ("MassMutual") relating to the DLB Enhanced Index Value Fund II, filed herewith
            (2) Form of Investment Sub-Advisory Agreement between MassMutual and Babson Capital Management LLC ("Babson") relating to the DLB Enhanced Index Value Fund II, filed herewith

(e)         Underwriting Contracts
            (1) Form of General Distributors Agreement between MassMutual and MML Distributors, LLC (19)
            (3) Form of Sub-Distributor's Agreement between MML Distributors, LLC and OppenheimerFunds Distributor, Inc. (19)

(f)         Bonus or Profit Sharing Contracts - Not Applicable

(g)         Custodian Agreements
            (1) Form of Custodian Agreement between the Trust and Investors Bank & Trust Company ("IBT")(1)
            (2)   Form of Amendment to Custodian Agreement (6)
            (3) Amendment to the Custodian Agreement with respect to amended Rule 17f-4 effective March 28, 2003 (17)
            (4)   Form of Amendment to Custodian Agreement, filed herewith

(h)         Other Material Contracts
            (1)   Form of Transfer Agency Agreement between the Trust and IBT
                  (2)
            (2)   Form of Amendment to Transfer Agency Agreement (6)
            (3)   Form of Amendment to Transfer Agency Agreement, filed herewith
            (4) Form of Administrative and Shareholder Services Agreement between the Trust and MassMutual (19)
            (5)   Form of Agreement and Plan of Reorganization (6) and (19)
            (6) Form of Expense Limitation Agreement between the Trust and MassMutual with respect to the DLB Enhanced Index Value Fund II, filed herewith
            (7) Form of Sub-Administration Agreement between MassMutual and IBT, filed herewith

(i)         Opinion and Consent of Ropes & Gray (12)

(j)         Other Opinions - Not Applicable

(k)         Omitted Financial Statements - Not Applicable

(l)         Letter of Understanding relating to Initial Capital (1)

(m)         Forms of Rule 12b-1 Plans
            (1)   Form of Class A Distribution and Service (Rule 12b-1) Plan
                  (19)
            (2)   Form of Class Y Rule 12b-1 Plan (19)
            (3)   Form of Class L Rule 12b-1 Plan (19)
            (4)   Form of Class S Rule 12b-1 Plan (19)
            (5)   Form of Class N Rule 12b-1 Plan (19)

(n)         Form of Rule 18f-3 Plan relating to each series of the Trust (19)

(o)
            (1) Powers of Attorney for Steven A. Kandarian, Nabil N. El-Hage and Richard A. Nenneman, appointing Kevin McClintock and DeAnne B. Dupont as attorneys in fact, and Power of Attorney for Kevin M. McClintock, appointing DeAnne B. Dupont as attorney-in-fact (17)
            (2) Power of Attorney for Maria D. Furman, appointing Kevin McClintock and DeAnne B. Dupont as attorneys in fact (18)

(p)         Codes of Ethics
            (1) Code of Ethics for the Trust, Babson and Babson Securities Corp (8)
            (2) Code of Ethics for MassMutual and MML Distributors, LLC, filed herewith
            (3) Amended and Restated Inside Information Statement and Code of Ethics Relating to Personal Transactions Effective as of July 21, 2003 (17)

-------------------
(1) Incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed on February 19, 1997.

(2) Incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed on April 30, 1998.

(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed on February 22, 1999.

(4) Incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed on April 22, 1999.

(5) Incorporated by reference to Registrant's Post-Effective Amendment No. 12 filed on August 13, 1999.

(6) Incorporated by reference to Registrant's Post-Effective Amendment No. 13 filed on October 29, 1999.

(7) Incorporated by reference to Registrant's Post-Effective Amendment No. 14 filed on January 14, 2000.

(8) Incorporated by reference to Registrant's Post-Effective Amendment No. 16 filed on April 12, 2000.

(9) Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed on June 19, 2000.

(10) Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on September 1, 2000.

(11) Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed on October 19, 2000.

(12) Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on October 24, 2000.

(13) Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on February 27, 2001.

(14) Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on April 11, 2001.

(15) Incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed on February 28, 2002.

(16) Incorporated by reference to registrant's Post-Effective Amendment No. 25 filed on February 28, 2003.

(17) Incorporated by reference to registrant's Post-Effective Amendment No. 26 filed on February 27, 2004.

(18) Incorporated by reference to registrant's Post-Effective Amendment No. 27 filed on July 30, 2004

(19) Incorporated by reference to the registrant's Registration Statement on Form N-14, File No. 333-118009, filed on August 6, 2004.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     As of July 1, 2004 the Registrant did not, directly or indirectly, control any Person. MassMutual owned more than 25% of the outstanding shares of each series of the Trust and therefore is deemed to "control" each such series of the Trust within the meaning of the Investment Company Act of 1940 (the "1940 Act").

     The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities' stock.

     1. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

     2. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual. This subsidiary is inactive.

     3. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual.

     4. MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company, all the stock of which is owned by MassMutual.

     5. MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer.

     6. MM Holding LLC ("MM Holding"), a Delaware limited liability company, which operates as a holding company for certain MassMutual entities. MassMutual owns all of the limited liability company interests of MM Holding.

     7. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All the shares issued by MML Series Investment Fund are owned by MassMutual and certain of its affiliates. MassMutual acts as investment adviser for each series and Babson Capital Management LLC acts as sub-adviser to certain series.

     8. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual owns a majority of the shares. MassMutual acts as investment adviser for each series and Babson acts as sub-adviser to certain series.

     9. MassMutual Mortgage Finance, LLC, a Delaware limited liability company and wholly-owned subsidiary of MassMutual which makes, acquires, holds and sells mortgage loans.

     10. MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer.

     11. The MassMutual Trust Company, which is a federally chartered stock savings bank. MassMutual owns 100% of the outstanding shares of the company.

     12. MassMutual Holding MSC, Inc., a Massachusetts corporation, which acts as a holding company for MassMutual positions in investment entities organized outside the United States. MM Holding owns all the outstanding shares of MassMutual Holding MSC, Inc. This subsidiary qualifies as a "Massachusetts Securities Corporation" under Chapter 63 of Massachusetts General Laws.

     13. MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual's international insurance operations, all the stock of which is owned by MM Holding.

     14. MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker, all the stock of which is owned by MML Investors Services, Inc.

     15. DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

     16. MML Insurance Agency of Mississippi, P.C., a Mississippi corporation that operates as an insurance broker and is controlled by MML Insurance Agency, Inc.

     17. MassMutual Corporate Value Limited, a Cayman Islands corporation, 46.41% of the shares of which are owned by MassMutual Holding MSC, Inc.

     18. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds approximately a 88.4% ownership interest in this company, and MassMutual holds approximately a 4.6% ownership interest in this company. Babson acts as sub-adviser for this fund.

     19. 9048-5434 Quebec, Inc., a Canadian corporation, which operates as the owner of Hotel du Parc in Montreal, Quebec, Canada. MassMutual Holding MSC, Inc. owns all the shares of 9048-5434 Quebec, Inc.

     20. 1279342 Ontario Limited, a Canadian corporation, which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada. MassMutual Holding MSC, Inc. owns all the shares of 1279342 Ontario Limited.

     21. Antares Capital Corporation, a Delaware corporation that operates as a finance company. MM Holding owns approximately 99% of the capital stock of Antares Capital Corporation.

     22. Charter Oak Capital Management, Inc., a Delaware corporation that operates as a manager of institutional investment portfolios. Babson owns 100% of the capital stock of Charter Oak Capital Management, Inc.

     23. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

     24. Oppenheimer Acquisition Corporation ("OAC"), a Delaware corporation, which operates as a holding company for the Oppenheimer companies. MassMutual Holding Company owns 96.2% of the capital stock of OAC.

     25. Babson, a Delaware limited liability company that operates as an investment adviser, all the limited liability company interests of which are owned by MM Holding.

     26. Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer, all the stock of which is owned by Babson.

     27. S.I. International Assets (formerly known as Babson Stewart-Ivory International), a Massachusetts general partnership, which operates as an investment adviser. Babson holds a 50% ownership interest in the partnership.

     28. OppenheimerFunds, Inc., a Colorado corporation which operates as an investment adviser to the OppenheimerFunds, all the stock of which is owned by OAC.

     29. Centennial Asset Management Corporation, a Delaware corporation that operates as the investment adviser and general distributor of the Centennial Funds, all the stock of which is owned by OppenheimerFunds, Inc.

     30. HarbourView Asset Management Corporation, a New York corporation, which operates as an investment adviser, all the stock of which is owned by OppenheimerFunds, Inc.

     31. OppenheimerFunds Distributor, Inc., a New York corporation, which operates as a securities broker-dealer, all the stock of which is owned by OppenheimerFunds, Inc.

     32. Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company, all the stock of which is owned by OppenheimerFunds, Inc.

     33. Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the subadviser to a mutual fund investing in the commodities markets, all the stock of which is owned by OppenheimerFunds, Inc.

     34. Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

     35. Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds, all the stock of which is owned by OppenheimerFunds, Inc.

     36. Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office Investors, LP that is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

     37. Cornerstone Suburban Office, LP, a Delaware limited partnership, which operates as a real estate operating company. MassMutual Realty Management Corporation holds a 1% general partnership interest in this fund and MassMutual holds a 43.44% limited partnership interest.

     38. CM Property Management, Inc., a Connecticut corporation which serves as the General Partner of Westheimer 335 Suites Limited Partnership.

     39. HYP Management, LLC, a Delaware limited liability company which operates as the "LLC Manager" of MassMutual High Yield Partners II LLC, a high yield bond fund.

     40. MMHC Investment, LLC, a Delaware limited liability company which is a passive investor in MassMutual/Darby CBO IM, Inc.; MassMutual/Darby CBO, LLC; MassMutual High Yield Partners II, LLC and other MassMutual investments.

     41. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49% of its shares, MMHC Investment Inc. holds approximately 34.11%, and HYP Management, Inc. holds approximately 6.82%, for an approximate total ownership interest in this company of 43.42%.

     42. MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by

          MassMutual.

     43. MassMutual Benefits Management, Inc., (formerly Westheimer 335 Suites, Inc.) a Delaware Corporation which supports MassMutual with benefit plan administration and planning services.

     44. Somers CDO, Limited, a Cayman Islands corporation that operates as a fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment, Inc. holds 38.10% of the subordinated notes of this issue which are treated as equity for tax purposes. Registrant is the collateral manager of Somers CDO, Limited.

     45. MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the manager of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. MMHC Investment, Inc. owns 50% of the capital stock of this company.

     46. MassMutual/Darby CBO LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual holds 1.79%, MMHC Investment Inc. holds 77.8% and MassMutual High Yield Partners LLC holds 14.4% of the ownership interest in this company.

     47. Urban Properties, Inc., a Delaware corporation which serves as a General Partner of real estate limited partnerships and as a real estate holding company.

     48. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile, which operates as a holding company. MassMutual International Inc. owns 92.5%, MassMutual Holding Company owns .01%, and Darby Chile Holding II, LLC owns 7.5% of the outstanding shares.

     49. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda, which operates as a life insurance company, all the stock of which is owned by MassMutual International Inc.

     50. MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg, which operates as a life insurance company. MassMutual International Inc. owns 99.9% of the outstanding shares and MM Holding owns the remaining .01% of the shares.

     51. Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in this corporation.

     52. Compania de Seguros VidaCorp, S.A., a corporation organized in the Republic of Chile, which operates as an insurance company. MassMutual International (Chile) S.A. owns 33.4% of the outstanding shares of this company.

     53. Oppenheimer Series Fund Inc., a Maryland corporation which operates as a diversified, open-end management investment company. The following funds are affiliated with MassMutual: Oppenheimer Strategic Income Fund; Oppenheimer Main Street Growth Fund; Oppenheimer Enterprise Fund; Oppenheimer Equity Fund; Oppenheimer Mid Cap Fund; and Oppenheimer Growth Fund.

     54. The DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by Babson. MassMutual owns at least 25% of each series of shares issued by The DLB Fund Group.

     55. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a collateralized debt obligation fund investing in high yield debt securities of primarily U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment Inc. holds 40% of the mandatorily redeemable preferred shares of this issuer. Such preferred shares are treated as equity for tax purposes. MassMutual is the collateral manager of Saar Holdings CDO, Limited. Babson acts as sub-adviser.

     56. Enhanced Mortgage-Backed Securities Fund Limited is a special purpose company incorporated with limited liability in the Cayman Islands, investing primarily in mortgage backed securities. Babson is the Investment Manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly owned affiliate.

     57. Perseus CDO I, Limited is a Cayman Island Corporation that operates as a collateralized debt obligation fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment, Inc. holds 33.4% of the Class D subordinated notes issued by Perseus CDO I Limited. Such notes are treated as equity for tax purposes. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor of Perseus CDO I, Limited. Babson acts as sub-adviser.

     58. MassMutual Global CBO I Limited is a Cayman Island Corporation that operates as a collateralized bond obligation fund investing in emerging market securities and high yield bonds. As of the closing date of this fund (June 16, 1999), MassMutual and its indirect subsidiary, MMHC Investment, Inc., hold in the aggregate approximately 25.17% of the subordinated notes that are treated as equity for tax purposes. MassMutual is the Collateral Manager of MassMutual Global CBO I Limited. Babson acts as sub-adviser.

     59. Antares Funding L.P. is a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager of Antares Funding L.P. MassMutual manages the High Yield Collateral Debt Securities and Babson acts as sub-adviser.

     60. Maplewood (Cayman) Limited is an entity organized under the laws of the Cayman Islands that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser to this fund, and Babson acts as sub-adviser.

     61. Simsbury CLO Limited is a Cayman Islands corporation that operates as a collateralized bond obligations fund that invests primarily in bank loans and high yield bonds. MassMutual is investment adviser and Babson acts as sub-adviser. MMHC owns 24.97% of the subordinated notes.

     62. MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. MassMutual International Inc. owns 99.9% of the shares and MM Holding owns the remaining .01%.

     63. MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

     64. MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited, MassMutual Guardian Limited and Kenneth Yi.

     65. Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary.

     66. MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services (owned 50% by MassMutual Asia and 50% by Elroy Chan).

     67. MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. (owned 50% by MassMutual Asia and 50% by Elroy Chan).

     68. OFI Trust Company, (formerly known as Oppenheimer Trust Company), a corporation organized under the laws of the state of New York which conducts the business of a trust company.

     69.  Tremont (Bermuda) Ltd., is a Bermuda-based investment adviser.

     70. MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

     71. MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business.

     72. Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

     73. OFI Private Investments, Inc. ("OFI") is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers on a subadvisory basis for a stated fee. OFI is a subsidiary of Oppenheimer Acquisition Corp.

     74. OFI Institutional Asset Management, Inc. (formerly known as OAM Institutional, Inc.), is a New York based registered investment adviser which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee. It is a subsidiary of Oppenheimer Acquisition Corp.

     75. OppenheimerFunds International, Ltd. is a Dublin based investment adviser that advises the Oppenheimer offshore funds known as the Oppenheimer Funds Plc. OppenheimerFunds International Ltd. is a subsidiary of Oppenheimer Acquisition Corp.

     76. Tremont Capital Management, Inc. (formerly known as Tremont Advisors, Inc.), is a New York based investment service provider which specializes in hedge funds. It is a subsidiary of Oppenheimer Acquisition Corp.

     77. MassMutual (Bermuda) Ltd. is a corporation organized in Bermuda that operates as an exempted insurance company. It is wholly-owned by MassMutual International Inc.

     78. MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. -38%).

     79. MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual

          International, Inc. 86%, MM Real Estate Co, Ltd, 1.7% and Protective Capital (International) Ltd. 12%)

     80. FITech Asset Management, L.P. ("AM") is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P., a "fund-of-funds" that invests in hedge funds. (Babson is a limited partner in AM with a controlling interest - 58%).

     81. FITech Domestic Partners, LLC ("DP") is a Delaware LLC that is the general partner of FITech Domestic Value, L.P ( Babson owns a controlling interest -58% - of DP.)

     82. Leland Fund Multi G.P., Ltd. ("Multi") is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland.

     83. MassMutual International Holding MSC, Inc., is a Massachusetts corporation which operates as a holding company for interests in Taiwan.

     84. MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MM Real Estate Co., Ltd. owns 99% and MassMutual owns 1%.)

     85. MassMutual Owners Association, Inc., a Massachusetts company which is authorized to conduct sales and marketing operations.

     86. Tremont Life Holdings Limited, a corporation organized under the laws of Bermuda (less than 10% is owned by Tremont (Bermuda) Ltd.).

     87. Hedgeworld Markets USA, Inc., an exempted Bermuda holding company (Owned 24.38% by Tremont (Bermuda) Limited)

     88. MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

     89. Antares Asset Management, Inc., a Delaware corporation, provides investment advisory/investment management services to private investment funds.

     90. Babson Capital Management Inc., a California corporation which holds a real estate license.

     91. Babson Capital Management Gurnsey Limited, an investment management company organized under the laws of Isle of Guernsey.

     92. Duke Street Capital Debt Management Limited, an institutional debt-fund manager organized under the laws of England and Wales.

     93. OppenheimerFunds (Asia) Limited, a Hong Kong mutual fund marketing company (5% owned by OppenheimerFunds Inc.)

     94.  Tremont Partners Inc., a registered investment adviser.

     95.  Tremont Capital Management Limited.

     96. Tremont Futures, Inc, a commodity pool operator and commodity trading adviser.

     97. Tremont Securities Inc., a registered broker-dealer.

     98. Tremont Investment Management, Inc. (owned 70% by Tremont Capital Mangement, Inc.)

     99. Credit Suisse First Boston Tremont Index LLC (less than 25% owned by Tremont Capital Management, Inc.

     100. Fuh Hwa Investment Trust Co. Ltd., a mutual fund firm in Taiwan (MM Mercuries Life Insurance Company owns 31% and MassMutual International Holding MSC, Inc. owns 18.4%)

     101. MM Real Estate Co., Ltd., a Japanese premium collection service provider (owned 4.8% by MassMutual and 95.2% by MassMutual International, Inc.)

     102. MML Financial, LLC, a Delaware limited liability company which operates as a holding company.

     103. MMLA UK Limited, a representative company based in England.

     104. MassMutual Investment Management Company, a Japanese registered investment advisor.

     105. Babson Capital Management Inc., a California corporation which conducts Babson's real estate functions in California.


     MassMutual or Babson acts as the investment adviser of the following investment companies, and as such may be deemed to control them. MassMutual and affiliates' holdings of the equity (or most subordinated) interests in each issuer are also listed.

     1. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by MML Series Investment Fund are owned by MassMutual and certain of its affiliates. MassMutual acts as adviser for MML Series and Babson acts as sub-adviser to certain series.

     2. MassMutual Corporate Investors ("CI"), a Massachusetts business trust which operates as a closed-end investment company. Babson is the investment adviser to CI.

     3. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an ownership interest in this company of approximately 88.3%. MassMutual holds approximately 4.6% ownership interest in this company. Babson acts as sub-adviser.

     4. MassMutual High Yield Partners II LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds approximately 2.49%, MMHC Investment LLC holds approximately 34.11%, and HYP Management, Inc. holds approximately 6.82% for an approximate total of 43.42% of the ownership interest in this company.

     5. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual acts as adviser for each series, and Babson acts as sub-adviser to certain series.

     6. MassMutual Participation Investors ("PI"), a Massachusetts business trust which operates as a closed end investment company. Babson acts as the investment adviser to PI.

     7. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a cash flow CDO fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual owns 1.79%, MMHC Investment LLC owns 50% and MassMutual High Yield Partners LLC owns 2.39% of the ownership interest in this company.

     8. Somers CDO, Limited, a Cayman Islands corporation that operates as a cash flow CDO fund investing in high yield debt securities of primarily U.S. issuers. MMHC Investment LLC holds 37.04% of the subordinated notes. MassMutual is the collateral Manager, and Babson acts as sub-adviser.

     9. Enhanced Mortgage-Backed Securities Fund Limited, a Cayman Islands corporation investing primarily in mortgage backed securities. Babson is the investment manager. MassMutual holds all of the Class B notes and has covenanted to hold at least 25% of the aggregate principal amount of the Class C Certificates directly or through a wholly -owned affiliate.

     10. Saar Holdings CDO, Limited, a Cayman Islands corporation that operates as a cash flow CDO fund investing primarily in high yield debt securities of U.S. issuers including, to a limited extent, convertible high yield bonds. MMHC Investment LLC holds 40% of the preferred shares of this issuer. MassMutual is the collateral manager and Babson acts as sub-adviser.

     11. Perseus CDO I, Limited, a Cayman Island corporation that operates as a cash flow CDO fund investing in a diversified portfolio of assets including high yield bonds, senior secured loans, a limited amount of equity securities and certain other assets. MMHC Investment LLC holds 33.4% of the Class D subordinated notes of this fund. MassMutual is the portfolio manager and Perseus Advisors, L.L.C. is the portfolio advisor. Babson is the sub-adviser.

     12. MassMutual Global CBO I Limited, a Cayman Island corporation that operates as a cash flow CDO fund investing in emerging market securities and high yield bonds. MassMutual and its indirect subsidiary, MMHC Investment LLC hold in the aggregate approximately 39.7% of the subordinated notes. MassMutual is the Collateral Manager, and Babson acts as sub-adviser.

     13. Antares Funding L.P., a Cayman Islands exempted limited partnership that invests primarily in high yield bank loans and public high yield bonds. Antares Capital Corporation, an indirect subsidiary of MassMutual, is the collateral manager and manages the loan portfolio. MassMutual manages the bond portfolio, and Babson acts a sub-adviser.

     14. Maplewood (Cayman) Limited, a Cayman Islands corporation that invests primarily in bank loans and high yield public debt. MassMutual is investment adviser, and Babson acts as sub-adviser.

     15. Simsbury CLO Limited, a Cayman Islands corporation that operates as a cash flow CDO fund investing primarily in bank loans and high yield bonds. MassMutual is investment adviser and Babson acts as sub-adviser. MassMutual and its affiliated subsidiaries own 34.35% of the Junior Subordinated Notes.

     16. Suffield CLO, Limited, a Cayman Islands Corporation that operates as a cash flow CDO fund investing primarily in domestic bank loans and high yield bonds. Babson is the investment adviser. MassMutual holds 23.13% of the preferred shares.

     17. Wilbraham CBO Ltd., a Cayman Islands limited liability company that operates as cash flow CDO fund investing primarily in bank loans and high yield bonds. Babson is the investment manager. MassMutual owns 33.99% of the fund's preferred shares.

     18. Enhanced Mortgage-Backed Securities Fund II Limited, a Cayman Islands, corporation investing primarily in mortgage-backed securities. Babson is the investment manager. MassMutual holds approximately 33% of the Class C Certificates.

     19. Special Value Bond Fund II, LLC is, a Delaware limited liability company that operates as a high yield market value CDO fund. Babson is co-manager of the fund. MassMutual owns 20% of the subordinated notes.

     20. Leland Fund, L.P., a Cayman Islands limited partnership operating as a hedge fund investing in high-yield emerging market assets that is managed by Babson.

     21. Longmeadow CDO Debt Fund I, Limited, a Cayman Islands corporation investing in collateralized debt obligation securities that is managed by Babson.

     22. Hampden CBO Ltd, a Cayman Islands corporation operating as a cash flow CDO fund investing primarily in U.S. investment-grade bonds and loans. MassMutual holds a 23% interest in the fund, which is managed by Babson.

     23. Phoenix Funding Limited, a limited liability company incorporated and registered in Jersey, Channel Islands, operating as a cash/flow CDO fund investing primarily in investment grade bonds that is managed by Babson. as financial sub-agent.

     24. Phoenix LINRA Limited, a limited liability company incorporated and registered in Jersey, Channel Islands, operating as a cash/flow CDO fund investing primarily in synthetic investment grade bonds using credit default swaps. Babson manages the fund as financial sub-agent.

     24. Palmyra Funding Limited, a limited liability company incorporated and registered in Jersey, Channel Islands, operating as a cash flow CDO fund investing primarily in synthetic investment grade bonds through credit default swaps. Babson. manages the fund as financial sub-agent.

     25. Palmyra Funding II Limited, a limited liability company incorporated and registered in Jersey, Channel Islands, is a fund investing primarily in synthetic investment grade bonds through credit default swaps. Babson manages the fund as financial sub-agent.

     26. Enhanced Mortgage-Backed Securities Fund III Limited, a Cayman Islands, corporation investing primarily in mortgage-backed and asset-backed securities, collateralized mortgage obligations, debt securities and derivative instruments. MassMutual holds approximately 90% of the equity in the fund. Babson serves as the investment manager.

     27. Connecticut Valley Structured Credit CDO I, Ltd., a Cayman Islands corporation operating as a cash flow CDO fund investing in CDO debt securities. Babson is the investment manager. MassMutual owns 28% of the fund's equity.

     28. MassMutual/Boston Capital Mezzanine Partners, L.P. ("Fund I"), a Delaware limited partnership that operates as a fund investing in junior and senior mortgage loans, mezzanine investments, preferred equity interests and other real estate assets located primarily in the United States. MMHC Investments, Inc. is a limited partner and owns 26.17 % of Fund I. Boston Mass, LLC, a Delaware limited liability company, is the investment advisor and general partner and owns 1.0% of Fund I. MassMutual Mortgage Finance, LLC, a Delaware limited liability company and wholly owned subsidiary of MassMutual, is a co-manager and owns 50% of Boston Mass LLC.

     29. Constitution Wharf Fund, LLC (formerly known as Copper Beech Fund LLC), a Delaware limited liability company operating as a hedge fund for which Babson serves as investment manager. MassMutual currently has a majority ownership interest.

     30. Constitution Wharf Offshore Fund Ltd. (formerly known as Copper Beech Offshore Fund Ltd.), a hedge fund incorporated in the Cayman Islands for which Babson serves as the investment adviser. MassMutual currently has a majority ownership interest.

     31. Storrs CDO Ltd., a Cayman Islands, corporation that invests primarily in residential mortgage-backed securities, commercial mortgage-backed securities, debt issued by real estate investment trusts and collateralized debt obligations. MassMutual holds 20% of the equity in the fund. Babson is the investment adviser.

     32. Newton CDO Limited, a Cayman Islands, corporation operating as a cash flow CDO fund investing that primarily invests in bank loans and high yield bonds. Babson acts as a collateral manager.

     33. Babson serves as collateral manager to the following entities incorporated under the laws of the Cayman Islands that invest primarily in bank loans: ELC 1998-I, ELC 1999-I, ELC 1999-III, ELC 2000-I, APEX CDO, Tryon CDO,; as well as ELC

1999-II, which invests primarily in bank loans and high yield bonds.

     34. Tower Square Capital Partners, L.P., a Delaware limited partnership investing primarily in mezzanine debt securities, senior debt and/or private equity securities. MassMutual holds approximately 33% of the Limited Partnership Interests. Babson serves as the investment manager, and is the sole member of the GP.

     35. T.S.C.P. Selective, L.P., a Delaware limited partnership investing primarily in mezzanine debt securities, senior debt and/or private equity securities. Babson serves as the investment manager., and is the sole member of the GP.

     36. Tower Square Capital Limited, a Cayman Islands corporation operating as an off-shore feeder for Tower Square Capital Partners, L.P. through Tower Square Capital LLC. Babson is the investment adviser.

     37. Tower Square Capital LLC, a Delaware limited liability company operating as an on-shore feeder for Tower Square Capital Partners, L.P. Babson is the investment adviser.

     38. Quantitative Enhanced Decisions Fund, L.P., a Delaware limited partnership and Quantitative Enhanced Decisions Offshore Fund, Ltd, a Cayman Islands corporation. Substantially all of the capital of these entities is invested through a master/feeder structure in Quantitative Enhanced Decisions Master Fund, L.P., a Cayman Islands limited partnership. These funds invest primarily in investment-grade fixed income assets, including mortgage-backed securities and asset-backed securities, and derivative instruments. MassMutual owns approximately 60% of the equity in the domestic fund. Babson acts as an adviser through its ownership of the GP adviser.

     39. Union Wharf Fund, a Delaware limited liability company operating as a hedge fund for which Babson serves as investment manager.

     40. Union Wharf Offshore Fund Ltd., a Cayman Islands corporation operating as a hedge fund for which Babson serves as the investment adviser.

     41. Sargent's Wharf Fund, LLC, a Delaware limited liability operating as a hedge fund for which Babson serves as investment manager.

     42. Sargent's Wharf Offshore Fund Ltd., a Cayman Islands corporation operating a hedge fund for which Babson serves as the investment adviser.

     43. MassMutual/Boston Capital Mezzanine Partners II, L.P., a Delaware limited partnership that operates as a fund investing in junior and senior mortgage loans, mezzanine investments, preferred equity interests and other real estate assets located primarily in the United States. MassMutual is a limited partner and owns 28.7% of the fund. CM Life is a 1.04% limited partner in the fund. Boston Mass II LLC, a Delaware limited liability company, is the investment advisor and general partner. Babson is a co-manager and owns 50% of Boston Mass II LLC.

     44. Special Value Absolute Return Fund, LLC, a Delaware limited liability company operating as a market value high yield/special situations CDO. Babson is a Co-Manager and a 7.5% Member of the Managing Member. MassMutual owns 7.5% of the equity in the fund.

     45. Mill River Capital Partners, LP, a Delaware limited partnership operating as a convertible arbitrage hedge fund (feeder fund) Babson is the sole member of the GP and is the Investment Manager. The GP owns 0.1% of the fund, and Mass Mutual owns 99.9% (as LP) (this is the on-shore feeder to the fund next named below).

     46. Mill River Master Fund, LP, a Cayman Islands limited partnership operating as a convertible arbitrage hedge fund (master fund). Babson is the sole member of the GP and is the Investment Manager. The GP owns 0.1% of the fund, and a feeder fund (listed above) owns 99.9%.

     47. Connecticut Valley Structured Credit CDO II, Ltd., a Cayman Islands corporation operating as a cash flow CDO fund investing in CDO debt securities. Babson is Portfolio Manager. MassMutual owns 22.24% of preference shares.

     48. Freedom Collateralized Holding 1999 CDO, Ltd., a Cayman Islands corporation operating as a cash flow high yield bond CDO fund. Babson serves as Investment Manager.

     49. Freedom Collateralized Holding 2000 CDO, Ltd, a Cayman Islands corporation operating as a cash flow high yield bond CDO fund. Babson serves as Investment Manager. MassMutual owns 26% of the preference shares.

     50. Seaboard CLO 2000 Ltd., a Cayman Islands corporation operating as a cash flow CLO fund. Babson serves as Collateral Manager. -MassMutual owns 40% of the subordinated notes.

     51. Babson CLO Ltd. 2003-I, a Cayman Islands corporation that operates as a cash flow CLO fund investing primarily in U.S. bank loans. Babson is the collateral manager. MassMutual holds 30.36% of the ordinary preferred shares.

     52. Jackson Creek CDO, Ltd., a Cayman corporation that operates as a cash flow CDO fund investing in high yield debt securities. MassMutual owns 32.5% of the non-voting preferred shares. Babson is the co-collateral manager of the fund.

     53. Hakone Fund LLC, a Delaware limited liability company that invests in high yield bank loans, high yield bonds and commercial mortgage loans. MassMutual Life Insurance Company, a majority-owned indirect subsidiary of MassMutual is the sole investor in Hakone. Babson is the investment manager.

     54. Enhanced Mortgage-Backed Securities Fund IV Limited, a Cayman Islands, corporation investing primarily in mortgage-backed and asset-backed securities. Mass Mutual holds a 38.33% interest in the fund. Babson serves as the investment manager.

     55. Winterset Capital Partners, L.P., a Delaware limited partnership operating as a high yield and special situations hedge fund (feeder fund). Babson is the sole member of the GP and is the Investment Manager. The GP owns 0.1%
of the fund, and MassMutual owns 99.9% (as LP) (this is the on-shore feeder to the fund next named below).

     56. Winterset Master Fund, L.P., a Cayman Islands limited partnership operating as a high yield and special situations hedge fund (master fund). Babson is the sole member of the GP and is the Investment Manager. The GP owns 0.1% of the fund, and a feeder fund (listed above) owns 99.9%.

     57. Babson CLO Ltd. 2004-I, a Cayman Islands corporation that operates as a CLO fund investing primarily in U.S. bank loans. Babson is the collateral manager. MassMutual holds 24% of the Subordinated Notes.

     58. Great Lakes LLC, a Delaware limited liability company that invests primarily in the most subordinated tranches of CDO funds. Babson is the portfolio manager. MassMutual owns approximately 7% of the common shares of the fund.

     59. Whately CDO Ltd., a Cayman Islands corporation that invests primarily in residential mortgage-backed securities, commercial mortgage-backed securities, debt issued by real estate investment trusts and collateralized debt obligations. MassMutual holds approximately 14% of the equity in the fund. Babson serves as investment adviser.

     60. Special Value Opportunities Fund, LLC, a registered, closed-end market value high yield/special situations fund, organized under the laws of Delaware. Babson is a Co-Manager and owns 10% of the Special Member. MassMutual owns 8% of the equity in the fund.


ITEM 24. INDEMNIFICATION.

Article VIII (Sections 1, 2 and 3) of Registrant's Agreement and Declaration of Trust provides as follows with respect to indemnification of the Trustees and officers of Registrant against liabilities which may be incurred by them in such capacities:

Section 1. Trustees, Officers, Etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b)there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Section 3. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the

Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     (a) The directors and executive officers of MassMutual, which is located at 1295 State Street, Springfield, Massachusetts, 01111, their positions with MassMutual, and their other principal business affiliations and business experience for the past two years are as follows:

Directors

ROGER G. ACKERMAN, Director and Member, Human Resources and Board Affairs Committees

Retired Chairman and Chief Executive Officer (since 2001), Corning Incorporated, One Riverfront Plaza, HQE 2, Corning, New York (manufacturer of advanced materials, communication equipment and environmental products); Director (1991-Present), The Pittson Company (mining and marketing of coal for electric utility and steel industries), One Pickwick Plaza, Greenwich, Connecticut; Member, Business Roundtable (1996-Present); Member, The Business Council (1997-Present); Member, National Association of Manufacturers (1991-Present); and Member, Board of Overseers, Rutgers University Foundation (1996-Present).

JAMES R. BIRLE, Director and Member, Board Governance and Investment Committees Chairman (since 1997), President (1994-1997) and Founder (1994), Resolute Partners, LLC (private merchant bank), Greenwich, Connecticut; Chairman (since
1994), Drexel Industries, LLC; and Trustee (since 1994), Villanova University.

GENE CHAO, Director and Member, Investment and Human Resources Committees Chairman and Chief Executive Officer (since 2000), Director (since 1997) National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia; and Director, various privately held companies (since 1981); and Chairman, Chief Executive Officer and Director (since 2002), ULTECH LLC, 125 North Benson Road, Middlebury, Connecticut.

JAMES H. DEGRAFFENREIDT, JR., Director and Member, Auditing and Dividend Policy Committee

Chairman and Chief Executive Officer (since October 2001), Director (since
2001), WGL Holdings, Inc., parent company of Washington Gas Light Company (public utility holding company), 1100 H Street, NW, Washington, D.C.; Director (since 1994), Washington Gas Light Company, Washington, D.C.; Director (since
1998), American Gas Association, Washington, D.C.; Director (since 1996), Harbor Bankshares Corporation (Holding Company), Baltimore, Maryland; Director (since
1998), MedStar Health, Columbia, Maryland; Trustee (since 1999), Federal City Council, Washington, D.C.; Trustee (since 1995), Maryland Science Center, Baltimore, Maryland; and Trustee (since 1999), Walters Art Museum, Baltimore, Maryland.

PATRICIA DIAZ DENNIS, Director and Member, Auditing and Dividend Policy
Committees

Senior Vice President, General Counsel and Secretary (since 2002), SBC Pacific Bell/SBC Nevada Bell, 2600 Camino Ramon, Room 4CS100, San Ramon, California; Senior Vice President-Regulatory & Public Affairs (1998-2002), SBC Communications Inc. (telecommunications company), San Antonio, Texas; Secretary/Trustee (since 1991), The Tomas Rivera Policy Institute, Trustee (since 1993), Radio and Television News Directors Foundation; Director (1989-2002) Foundation for Women's Resources; Director (since 1998), Bexar County Women's Bar Association; Director (1999-2002), Universidad Autonoma de Mexico (UNAM) Foundation; Advisory Board (1997-2002) Hispanic Youth Foundation; National Secretary (since 1999) Girl Scouts of America; Corporate Board of Advisors (1996-2002), National Council of La Raza; and Regent (since 1999), Texas State University System.

JAMES L. DUNLAP, Director and Member, Auditing and Human Resources Committees

Retired; Member, Board of Trustees (since 1990), Culver Educational Foundation, 130 Academy Road, Culver, IN; Member, Council of Overseers (since 1987), Jesse
H. Jones Graduate School of Administration, Rice University, MS 531, 6100 Main Street, Houston, Texas; Member of the Corporation (since 2001), Woods Hole Oceanographic Institution, Woods Hole, Massachusetts; Member, Board of Trustees (since 1991), Nantucket Conservation Foundation, Inc., P.O. Box 13, 118 Cliff Road, Nantucket, Massachusetts; and Director and Member of Compensation and Member Governance Committees (since 2003), El Paso Corporation, 1001 Louisiana Street, Houston, Texas.

WILLIAM B. ELLIS, Director and Member, Board Affairs and Investment Committees

Senior Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Director (since 1987), Chairman, Investment Committee (-present), MassMutual Foundation for Hartford (formerly Connecticut Mutual Life Foundation, Inc.); Director (since 1998), Pew Center on Global Climate Change; Trustee (since 1998), Carnegie Mellon University; and Director (since 1995), Catalytica Energy Systems, Inc.

ROBERT A. ESSNER, Director and Member, Auditing and Dividend Policy Committees

Chairman, President and Chief Executive Officer (since 2003), Director (since
1997), President and Chief Executive Officer (2001-2002), Wyeth, 5 Giralda Farms, Madison, New Jersey; and Trustee (since 2002), PennMedicine (the entity governing the University of Pennsylvania School of Medicine and the University of Pennsylvania Health System).

ROBERT M. FUREK, Director and Chairman, Auditing Committee, Member, Board Governance Committee

Partner (since 1997), Resolute Partners LLC (private merchant bank); Chairman (since 2003), CATELECTRIC; Corporator, (since 1991), The Bushnell Memorial, Hartford, Connecticut; Director (1999-2002), IKON Office Solutions; and Trustee, Chair of the Development Committee (since 1997), Kingswood-Oxford School.

CAROL A. LEARY, PH.D, Director

President (-present), Bay Path College, Longmeadow, Massachusetts; Board Member (-present), United Bank of Western Massachusetts; Chair (-present), the Association of Independent Colleges and Universities in Massachusetts; Vice Chair (-present), Community Foundation of Western

Massachusetts; Board Member (-present), Women's College Coalition; and Board Member (-present), The Frank Stanley Beveridge Foundation.

WILLIAM B. MARX, JR., Director and Chairman, Dividend Policy Committee, Member, Board Affairs Committee

Retired; Senior Executive Vice President (since 1996), Lucent Technologies. (public telecommunications systems and software), 600 Mountain Avenue, Murray Hill, New Jersey; Director (since 2001) Bethesda Hospital Foundation, Boynton Beach, Florida; and Trustee (since 2001), Community Child Care Center, Delray Beach, Florida.

JOHN F. MAYPOLE, Director and Chairman, Human Resources Committee, Member, Board Governance Committee

Managing Partner, (since 1984), Peach State Real Estate Holding Company (Real Estate Investment Company); Consultant to Institutional Investors (1984-2002); Co-owner of family businesses (including Maypole Chevrolet, Inc.) (since 1984); Director (1996-1999), TCX International, Inc.; Director, Chair-Nominating, Corporate Governance, Compensation and Audit Committees (since 1992), Dan River, Inc. (textile manufacturer); Director (since 1998), Compensation Committee, Meridian Automotive Systems, Inc. (formerly American Bumper & Mfg. Co.) (manufacturer of automotive/truck components); Director, Audit Committee (since
1999), Church & Dwight Co., Inc. (household product/personal care and specialty chemical (Arm & Hammer)); Director, Chair, Audit and Budget Committees (2000-2003), Whitehead Institute For Biomedical Research; and Director, Compensation and Development Committees (since 2002), National Captioning Institute, 1900 Gallows Road, Suite 3000, Vienna, Virginia.

ROBERT J. O'CONNELL, Director and Chairman, Investment Committee, Member, Board Affairs and Dividend Policy Committees

Chairman and Chairman of the Board of Directors (since 2000), President and Chief Executive Officer (since 1999) of Massachusetts Mutual Life Insurance Company ("MassMutual"), 1295 State Street, Springfield, Massachusetts; President and Chief Executive Officer (since 1999) and Director and Chairman (since 2000), C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director, Chairman and Chief Executive Officer (since 1999), DLB Acquisition Corporation (holding company for investment advisers); President, Director and Chairman (since 1999), MassMutual Holding MSC, Inc.; Trustee and Chairman (since 1999), President, Trustee and Chairman (since 1999), MassMutual Holding Trust I (now dissolved wholly-owned holding company subsidiary of MassMutual Holding Co.), Director (since 1999), MassMutual International, Inc., (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies); President and Chief Executive Officer, Director and Chairman (since 1999), MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual), Director (since 2001) MassMutual International Holdings MSC, Inc.; Director and Chairman (since 1999), Oppenheimer Acquisition Corporation; Director (since 2001), Financial Services Roundtable; Director, Basketball Hall of Fame; and Director (1999-2002), American Council of Life Insurance.

MARC RACICOT, Director and Member, Dividend Policy and Human Resources
Committees

Partner (since 2001), Bracewell & Patterson, L.L.P., 2000 K Street, N.W., Suite 500, Washington, D.C.; Chairman (2002-2003), Republican National Committee; Director (since 2001), Burlington Northern Santa Fe Corporation; Member (2000-2004), Corporation for National Service; Chairman

(since 1999) and Member (since 1993), Jobs for America's Graduates; Co-Chairman (since 2001) and Member, United States Consensus Council; Director (since 2001), Siebel Systems; and Chairman (since 2003), Bush-Cheney 2004.

Executive Vice Presidents

SUSAN A. ALFANO, Executive Vice President

Executive Vice President (since 2001); Senior Vice President (1996-2001) MassMutual; Chairman, Board of Directors, MassMutual Benefits Management, Inc.; Director, OppenheimerFunds, Inc.; Director, The MacDuffie School, Springfield, Massachusetts; Director (since 2003), Baystate Health Systems, Springfield, Massachusetts; and Director, CityStage, Springfield, Massachusetts.

LAWRENCE V. BURKETT, JR., Executive Vice President and General Counsel

Executive Vice President and General Counsel of MassMutual (since 1993); President, Chief Executive Officer and Director (since 1996), CM Assurance Company and CM Benefit Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director (since 1996), MassMutual Holding MSC, Inc.; Director (since 1998), MassMutual Benefits Management, Inc.; Director and Executive Vice President, MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual) (principal offices, 1295 State Street, Springfield, Massachusetts 01111-0001); Director (since 1996), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013; Director (since 1993), Sargasso Mutual Insurance Co. (Bermuda) Ltd., Victoria Hall, Victoria Street, P.O. Box HM1826, Hamilton, Bermuda; Director, MML Bay State Life Insurance Company; Director, CM Life Insurance Company; Director, DLB Acquisition Corporation; and Director, Oppenheimer Acquisition Corporation; President, and Director (1997-2003), the Association of Life Insurance Counsel; Fellow (since 2003), American Bar Foundation; and a member of the Board of Overseers of the RAND Institute for Civil Justice.

FREDERICK C. CASTELLANI, Executive Vice President

Executive Vice President (since 2001), Senior Vice President (1996-2001) MassMutual.

HOWARD GUNTON, Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer (since 2001), MassMutual; Director (since 2000), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013.

JAMES E. MILLER, Executive Vice President

Executive Vice President (since 1997), Enterprise Portfolio Management Officer, MassMutual.

ANDREW OLEKSIW, Executive Vice President

Executive Vice President (since 2003); Senior Vice President (1999-2003) MassMutual.

JOHN V. MURPHY, Executive Vice President

Executive Vice President (since 1997) of MassMutual, 1295 State Street, Springfield, Massachusetts; Chairman, President and Chief Executive Officer (since 2001), Oppenheimer Asset Management, Inc.; Director (since 2001), Centennial Asset Management Corporation; member of the Board of Governors of the Investment Company Institute; and delegate to the Financial Services Roundtable.

STUART H. REESE, Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer (since 1999), MassMutual; Chairman and Chief Executive Officer (since 2001), David L. Babson & Company Inc., One Memorial Drive, Cambridge, Massachusetts; Chairman, President and Trustee (since 1999), MML Series Investment Fund and MassMutual Institutional Funds (open end investment companies); President (since 1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed end investment companies); Director (since 1993), Executive Vice President-Investments (since 1999), Director (since 1994), Senior Vice President-Investments (since 1994) MassMutual Corporate Value Partners, (high yield bond fund); Advisory Board Member, Kirtland Capital Partners (since 1995), Director (since 1996), MassMutual High Yield Partners (high yield bond fund); Executive Vice President (since 1999) CM Assurance Company, CM Benefit Insurance Company and CM Life Insurance Company (wholly owned insurance company subsidiaries of MassMutual); Director (since 1996), CM International, Inc. (issuer of collateralized mortgage obligation securities); Director (since 1996) and Chairman (since 1999), Antares Capital Corporation (finance company); Committee Chairman (since 1999), Antares: Compensation Committee, Member (since
1999), Audit Committee and Member (April-August 1999), Investment Committee; Director (since 1996), Charter Oak Capital Management, Inc. (manager of institutional investment portfolio), and State House I Corporation; Director (since 1999), Cornerstone Real Estate Advisers, Inc.; Director, HYP Management, Inc.; Member of the Advisory Board of MassMutual High Yield Partners II LLC; Director (since 1999) MassMutual Holding MSC, Inc.; President, MMHC Investment, Inc.; Director, MassMutual Corporate Value Limited; Director, DLB Acquisition Corporation; Director, Oppenheimer Acquisition Corporation; and Director, Merrill Lynch Derivative Products (since 1999).

ANDREW RUOTOLO, Executive Vice President, Enterprise Information Systems

Executive Vice President, Enterprise Information Systems (since2003) MassMutual, 1295 State Street, Springfield, Massachusetts; Executive Vice President and Director (since 1999), OppenheimerFunds, Inc. 2 World Financial Center, 225 Liberty Street, New York, New York.

TOBY J. SLODDEN, Executive Vice President

Executive Vice President (since 2003); Senior Vice President (1997-2003) MassMutual.

MATTHEW E. WINTER, Executive Vice President

Executive Vice President (since 2001), MassMutual; Chairman of the Board of Directors (since 2000) MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company) 1414 Main Street, Springfield; Massachusetts 01144-1013; Chairman of the Board of Directors, The MassMutual Trust Company, FSB; Board Member, eMoney Advisor, Inc.; and Director and Member, Executive Committee, Connecticut Opera.

     (b) The directors and executive officers of Babson, with principal offices located at One Memorial Drive, Cambridge, Massachusetts 02142 and 1500 Main Street, Springfield, Massachusetts, 01115, their positions with Babson, and their other principal business affiliations and business experience for the past two years are as set forth below. David L. Babson & Company, Inc. ("DLB"), a Delaware company, changed its corporate form to a Delaware limited liability company and renamed itself Babson Capital Management LLC ("Babson") effective July 1, 2004. Years of experience at Babson include years of experience at DLB. The date the executive officers and directors acquired their titles with Babson reflects the date they first acquired the corresponding titles with DLB.

STUART H. REESE, Member of the Board of Managers, President and Chief Executive Officer

President (since 2003), Member of the Board of Managers
(since 2000), Chief Executive Officer (since 1999), Babson; Executive Vice President and Chief Investment Officer (since 1999), Massachusetts Mutual Life Insurance Company ("MassMutual") (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts 01111.

KEVIN M. MCCLINTOCK, Member of the Board of Managers, Managing Director

Member of the Board of Managers (since 2000), and Managing Director (since
2000), Babson; Managing Director, S.I. International Assets, formerly known as Babson-Stewart Ivory International (registered investment adviser, of which the Manager is a 50% general partner), One Memorial Drive, Cambridge, Massachusetts (since 1999); President (since 2003) and Director (since 1999), the DLB Fund Group, One Memorial Drive, Cambridge, Massachusetts (open-end investment company).

WILLIAM F. GLAVIN, JR., Member of the Board of Managers, Managing Director, Chief Operating Officer and Chief Compliance Officer

Member of the Board of Managers (since 2000), Managing Director, Chief Operating Officer and Chief Compliance Officer (since 2003), Babson. President (since
2003), Babson Investment Company Inc., One Memorial Drive, Cambridge, MA 02142; President (since 2003), Babson Securities Corporation, One Memorial Drive, Cambridge, MA 02142; President Scudder Funds (2002-2003), President, Scudder Investments -U.S. Retail (2000-2002). Scudder is an affiliate of Deutsche Asset Management.

ROBERT LIGUORI, Member of the Board of Managers

Member of the Board of Managers (since 2000), Babson; Senior Vice President (since 1999), General Counsel (since 2004) and Deputy General Counsel (1999-2004), MassMutual Life Insurance Company (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts.

KENNETH L. HARGREAVES, Managing Director

Managing Director (since 2000), Babson.

ROGER W. CRANDALL, Member of the Board of Managers and Managing Director

Member of the Board of Managers (since 2000) and Managing Director (since 2000), Babson.

EFREM MARDER, Managing Director

Managing Director (since 2000), Babson.

STEPHEN L. KUHN, Secretary

Secretary (since 1999), Babson; Senior Vice President (since 1999) and Deputy General Counsel (since 1998), Vice President and Associate General Counsel (1992-1998), MassMutual (insurance company and investment adviser), 1295 State Street, Springfield, Massachusetts; Vice President and Secretary, MassMutual Participation Investors and MassMutual Corporate Investors (closed end investment companies); Assistant Secretary (since 1996), Antares Capital Corporation (finance company).

JAMES E. MASUR, Chief Financial Officer, Controller and Managing Director

Chief Financial Officer, Controller and Managing Director (since 2003), Babson; Senior Finance Executive (2002-2003) Deutsche Bank Asset Management; Prior to this he was Chief Financial Officer of Zurich Scudder's U.S. Retail Operations.

ITEM 26. PRINCIPAL UNDERWRITERS.

(a) MML Distributors, LLC, whose principal office is 1414 Main Street, Springfield, Massachusetts 0144-1013, is the Trust's principal underwriter. MML Distributors, LLC also serves as principal underwriter to MassMutual Institutional Funds.

(b) The following are the names and positions of the officers and directors of MML Distributors, LLC:

            Thomas A. Monti, President, Chief Executive Officer, and Main OSJ
                 Supervisor
            Matthew E. Winter, Executive Vice President
            Margaret Sperry, Member Representative of MassMutual Holding Company
                 and Member Representative of Massachusetts Mutual Life Insurance Company
            Ronald E. Thomson, Vice President
            Michael L. Kerley, Vice President and Assistant Secretary
            Michele G. Lattanzio, Chief Financial Officer and Treasurer
            Ann F. Lomeli, Secretary
            Eileen D. Leo, Assistant Secretary
            Marilyn A. Sponzo, Chief Compliance Officer
            Judith H. Duncan, Registration Manager
            William F. Monroe, Jr., Vice President
            Peter Novotney, Entity Contracting Officer
            Frank A. Stellato, Assistant Treasurer
            Cynthia W. Hibert, Continuing Education Officer
            Kevin LaComb, Assistant Treasurer
            Donna K. Resutek, Technology Officer
            Jeffrey Losito, Second Vice President
            J. Spencer Williams, Institutional Distribution Supervisor and
                 Variable Life Supervisor
            Anne Melissa Dowling, Large Corporate Markets Supervisor
            David W. O'Leary, Variable Annuity Supervisor

            Jennifer L. Lake, Cash and Trading Supervisor

     The business address for the officers and directors of MML Distributors, LLC is One Monarch Place, 1414 Main Street, Springfield, Massachusetts 01144-1013.

(c) Not Applicable

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS.

     The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are kept by the Registrant, MassMutual and Babson at their respective principal business offices at One Memorial Drive, Cambridge, Massachusetts 02142, 1295 State Street, Springfield, Massachusetts 01111 and 1500 Main Street, Springfield, Massachusetts 01115, and by IBT, the Registrant's Custodian and Transfer Agent, at its principal business office at 200 Clarendon Street, Boston, Massachusetts 02116.

ITEM 28. MANAGEMENT SERVICES.

     There are no management-related service contracts not discussed in Part A or Part B.

ITEM 29. UNDERTAKINGS.

         Not Applicable.

NOTICE

     A copy of the Agreement and Declaration of Trust of the Trust, as amended, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the relevant series of the Trust.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, The Commonwealth of Massachusetts, on the 13th day of October, 2004. THE DLB FUND GROUP

                                                By: /s/ KEVIN M. MCCLINTOCK
                                                --------------------------------
                                                Name: Kevin M. McClintock
                                                Title: President

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement of The DLB Fund Group has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                            TITLE                           DATE
---------                            -----                           ----

/s/ KEVIN M. MCCLINTOCK       President, Trustee and           October 13, 2004
------------------------      Principal Executive Officer
Kevin M. McClintock

/s/ DEANNE B. DUPONT          Treasurer; Principal Financial   October 13, 2004
------------------------      Officer; Principal Accounting
DeAnne B. Dupont              Officer

RICHARD A. NENNEMAN*          Trustee                          October 13, 2004
------------------------
Richard A. Nenneman

STEVEN A. KANDARIAN*          Trustee                          October 13, 2004
------------------------
Steven A. Kandarian

NABIL N. EL-HAGE*             Trustee                          October 13, 2004
------------------------
Nabil N. El-Hage

MARIA D. FURMAN*              Trustee                          October 13, 2004
------------------------
Maria D. Furman


*By: /s/ KEVIN M. MCCLINTOCK
     ------------------------
     Kevin M. McClintock
     Attorney-In-Fact
     October 13, 2004

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.    Description of Exhibit
-----------    ----------------------

(d)(1) Form of Investment Management Agreement between the Trust and Massachusetts Mutual Life Insurance Company ("MassMutual") relating to the DLB Enhanced Index Value Fund II
(d)(2) Form of Investment Sub-Advisory Agreement between MassMutual and Babson Capital Management LLC ("Babson") relating to the DLB Enhanced Index Value Fund II
(g)(4) Form of Amendment to Custodian Agreement between the Trust and Investors Bank & Trust Company ("IBT")
(h)(3) Form of Amendment to Transfer Agency Agreement between the Trust and IBT
(h)(6)         Form of Expense Limitation Agreement between the Trust and
               MassMutual
(h)(7)         Form of Sub-Administration Agreement between MassMutual and IBT
(p)(2)         Code of Ethics of MassMutual and MML Distributors, LLC